PROSPECTUS

17,000,000 Shares

Macquarie Global Infrastructure Total Return Fund Inc.

Common Shares

$25.00 per share

The Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective and Strategy. The Fund’s investment objective is to provide to its common stockholders (“Stockholders”) a high level of total return consisting of dividends and other income, and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Total Assets (as defined on page 2 of this prospectus) in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities, issued by U.S. and non-U.S. issuers (“Infrastructure Issuers”) that primarily own or operate Infrastructure Assets (as defined on the inside front cover page of this prospectus). In pursuit of its investment objective, the Fund will also seek to manage its investments so that at least 25% of its distributions to Stockholders may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes, so long as such tax-advantaged treatment remains available. Unless extended, such favorable treatment will no longer be available for taxable years beginning on or after January 1, 2009. (continued on following page)

No Prior Trading History. Because the Fund is newly organized, its shares of common stock, $.001 par value per share (“Common Shares”), have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value, or “NAV.” This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

The Fund’s Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “MGU”.

Investing in the Fund’s Common Shares involves risks. See “ Risks” beginning on page 30 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.000	$425,000,000
Sales load(2)	$1.125	$ 19,125,000
Estimated offering expenses(3)	$0.050	$ 850,000
Proceeds, after expenses, to the Fund(4)	$23.825	$405,025,000

(1)	The Fund has granted the underwriters an option to purchase up to 2,549,068 additional Common Shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $488,726,700, $21,992,702, $977,453 and $465,756,545, respectively. See “Underwriting.”
(2)	Macquarie Infrastructure Fund Adviser, LLC (“MIFA” or the “Adviser”) (and not the Fund) has agreed to pay a structuring fee to Citigroup Global Markets Inc. and additional underwriting compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. The total amount of this additional underwriting compensation, plus any other expenses paid to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. In total, the underwriting compensation will not exceed 9.0% of the total price to the public of the Common Shares sold in this offering. See “Underwriting.”
(3)	Total expenses paid by the Fund relating to the Common Share offering (which do not include the sales load) are estimated to be $898,038, which represents $0.053 per Common Share issued. The Fund’s investment adviser, MIFA, has agreed to pay all organizational expenses and Common Share offering expenses of the Fund (other than the sales load) that exceed $0.05 per Common Share.
(4)	If the Fund issues preferred stock, the costs associated with the issuance would reduce net assets of the Fund by approximately $2,730,000.

The underwriters expect to deliver the Common Shares to purchasers on or about August 30, 2005.

Citigroup	Merrill Lynch & Co.
A.G. Edwards	Wachovia Securities
Advest, Inc.	H&R Block Financial Advisors, Inc.
Ferris, Baker Watts Incorporated	Janney Montgomery Scott LLC
Legg Mason Wood Walker Incorporated	Oppenheimer & Co.
RBC Capital Markets	Stifel, Nicolaus & Company Incorporated
Wedbush Morgan Securities Inc.	Wells Fargo Securities

August 25, 2005

(Continued from previous page)

INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ACN 008 583 542, A PUBLICLY TRADED AUSTRALIAN BANK, OR ANY OF ITS AFFILIATES (INCLUDING MIFA) (COLLECTIVELY, THE “MACQUARIE GROUP”), AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND CAPITAL INVESTED. NO MEMBER OF THE MACQUARIE GROUP GUARANTEES ANY PARTICULAR RATE OF RETURN, THE PERFORMANCE OF THE FUND, THE REPAYMENT OF CAPITAL INVESTED IN THE FUND OR ANY TAX TREATMENT OF ANY DISTRIBUTION MADE BY OR INVESTMENT IN THE FUND. SEE “MANAGEMENT OF THE FUND” FOR INFORMATION REGARDING THE MACQUARIE GROUP.

In addition, the Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

MIFA will be the Fund’s investment adviser. MIFA will be responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MIFA will also be responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services.

Infrastructure Issuers include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the Infrastructure Issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental Infrastructure Issuers, at times to a significant extent. In several developed countries outside the United States, including the United Kingdom and Australia, there has been, over many years, a trend of increasing privatization as national governments spend less on Infrastructure Assets. Unlike the United States, these countries frequently utilize private sector equity financing to fund Infrastructure Assets. In many of these countries, some of the larger private sector Infrastructure Issuers are publicly held companies the shares of which are traded on national or regional stock exchanges. In the United States, most Infrastructure Assets have typically been owned by governmental units and government-related entities, including federal or state government and government-related agencies. The principal types of Infrastructure Assets in the United States that may be owned by Infrastructure Issuers, as opposed to governmental or government-related entities, are generally utilities. Other types of Infrastructure Assets generally have been unavailable for equity investment by the private sector. MIFA believes, however, that there may be greater opportunity for the private sector to participate in the infrastructure asset class, as state and municipal governments seek to prioritize their expenditures away from spending on Infrastructure Assets. Furthermore, in various developing economies that are experiencing rapid growth in the demand for infrastructure products and services (such as in China and India), MIFA believes there are increasing opportunities to invest in Infrastructure Issuers.

“Infrastructure Assets” are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure Assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Infrastructure Assets provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy.

The Fund intends to utilize leverage through the issuance of Leverage Instruments (as defined on page 2 of this prospectus) in amounts of approximately 38% of its Total Assets immediately after such issuance. In the event the Fund utilizes leverage, there can be no assurance that the Fund’s leverage strategy will be successful. Leverage involves risks and special considerations for Stockholders.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. The Fund’s Statement of Additional Information dated August 25, 2005, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission, or “SEC.” The SAI is incorporated by reference in its entirety into this prospectus. The Fund does not maintain a website, and the Fund’s SAI and annual and semi-annual reports are not available from the Fund through the Internet. You may request a free copy of the SAI, the table of contents of which is on page 62 of this prospectus, and free copies of the Fund’s annual and semi-annual reports to Stockholders, when available, by calling 1-800-910-1434 or by writing to the Fund at: 125 West 55th Street, New York, NY 10019, Attention: John Mullin. You may also obtain a copy of the SAI and other information regarding the Fund from the SEC’s website (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Until September 19, 2005 (25 days after the date of this prospectus), all dealers who buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Common Shares. You should review the more detailed information contained elsewhere in this prospectus, especially the information set forth under the heading “Risks,” and in the Statement of Additional Information.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). It is a corporation organized under the laws of the State of Maryland. The Fund’s principal offices are located at 125 West 55th Street, New York, NY 10019, and the Fund’s telephone number is (212) 231-1572.

The Offering

The Fund is offering 17,000,000 Common Shares at an initial offering price of $25.00 per share. The Common Shares are being offered by a group of underwriters (each an “Underwriter” and collectively, the “Underwriters”) led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 2,549,068 additional Common Shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of 17,000,000 Common Shares. MIFA has agreed to pay all organizational expenses and offering expenses of the Fund (other than the sales load) that exceed $0.05 per Common Share. See “Underwriting.”

Investment Objective

The Fund’s investment objective is to provide to Stockholders a high level of total return consisting of dividends and other income, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as, and you should not construe it to be, a complete investment program. See “The Fund’s Investments.”

Investment Strategy and Policies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Total Assets in equity and equity-like securities and instruments that are issued by Infrastructure Issuers that primarily own or operate Infrastructure Assets. The Fund cannot change this investment policy unless Stockholders receive at least 60 days’ prior notice of any such change. The Fund may also invest, under normal market conditions, up to 20% of its Total Assets in equity, equity-like and debt securities and instruments that are not required to be issued by Infrastructure Issuers. In this prospectus, “Total Assets” means net assets of the Fund plus the proceeds from the issuance of any preferred equity, notes or other instruments evidencing indebtedness (collectively, “Leverage Instruments”).

In pursuit of its investment objective, the Fund will seek to manage the Total Assets of the Fund such that, under normal market conditions, at least 25% of its distributions to the holders of the Common Shares may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes, so long as such tax-advantaged treatment remains available. Unless extended, such favorable treatment will no longer be available for taxable years beginning on or after January 1, 2009. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations (generally, non-U.S. corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or non-U.S. corporations the stock of which is readily tradable on an established securities market in the United States). See “U.S. Federal Income Tax Considerations.”

Up to 100% of the Fund’s Total Assets may be composed of securities issued by Infrastructure Issuers primarily located outside the United States. Such Infrastructure Issuers are non-U.S. issuers, and, although primarily located outside the United States, may own or operate Infrastructure Assets located in the United States.

Infrastructure Issuers include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the Infrastructure Issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental Infrastructure Issuers, at times to a significant extent.

In several developed countries outside the United States, including the United Kingdom and Australia, there has been, over many years, a trend of increasing privatization as national governments spend less on Infrastructure Assets. Unlike the United States, these countries frequently utilize private sector equity financing to fund Infrastructure Assets. In many of these countries, some of the larger private sector Infrastructure Issuers are publicly held companies the shares of which are traded on national or regional stock exchanges. For example, an Infrastructure Issuer that owns toll roads located in Australia is listed on the Australian Stock Exchange and Auckland Airport (New Zealand’s largest airport) is owned by a publicly traded entity whose shares are listed on a national stock exchange.

In the United States, most Infrastructure Assets have typically been owned by governmental units and government-related entities, including federal or state government and government-related agencies. For example, the Port Authority of New York and New Jersey, a government-related entity, operates, among other things, the Port of New York and the John F. Kennedy International and La Guardia Airports. The principal types of Infrastructure Assets in the United States that may be owned by Infrastructure Issuers, as opposed to governmental or government-related entities, are generally utilities. Other types of Infrastructure Assets generally have been unavailable for equity investment by the private sector. MIFA believes, however, that there may be greater opportunity for the private sector to participate in the infrastructure asset class, as state and municipal governments seek to prioritize their expenditures away from spending on Infrastructure Assets. For example, a major toll road located in Chicago was recently privatized by the City of Chicago and sold to a consortium of private investors.

Furthermore, in various developing economies that are experiencing rapid growth in the demand for infrastructure products and services (such as in China and India), MIFA believes there are increasing opportunities to invest in Infrastructure Issuers.

Infrastructure Assets are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. In the United States, the owners and operators of Infrastructure Assets are typically governmental units and government-related entities, including federal, state and municipal government and government-related agencies. Outside the United States, the owners and operators of Infrastructure Assets are often non-governmental entities, and include both publicly traded and privately held entities.

The Fund will normally invest at least 85% of its Total Assets in securities and instruments of issuers that are listed on national or regional exchanges, or traded over-the-counter, with most issuers expected to be listed on a national or regional exchange. Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities or instruments, although this is not a primary focus of the Fund.

The Fund intends to apply the following additional guidelines to its investments at the time of investment:

•	No more than 5% of the Fund’s Total Assets may be invested in securities or instruments issued by any single Infrastructure Issuer.

•	No more than 10% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one country that is not a member of the Organization for Economic Cooperation and Development (“OECD”). For more information on the OECD, please refer to “The Fund’s Investments—Investment Objective, Strategies and Policies.”

•	No more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in non-OECD countries.

•	No more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one country that is a part of the OECD, except that up to 50% of the Fund’s Total Assets may be invested in Infrastructure Issuers primarily located in the United States.

The Fund may invest in securities and instruments of Infrastructure Issuers that are forecast to decline in value due to the nature of the assets of the Infrastructure Issuer under circumstances where such decline is anticipated to be offset by positive overall total return.

In the period during which the net proceeds of this offering of Common Shares are being invested, and during periods in which MIFA determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its principal investment strategies and any of the guidelines set out above, and may invest all or any portion of its Total Assets in securities with remaining maturities of less than one year, cash or cash equivalents. The determination of MIFA that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. Under such circumstances, the value of shares of the Fund may be adversely affected, and the Fund may not pursue or achieve its investment objective. See “The Fund’s Investments.”

Percentage allocation guidelines described in this prospectus are intended to be applied at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of fluctuations of the value of the Fund’s investments and other events.

Investment Adviser

MIFA will be the Fund’s investment adviser. MIFA will be responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MIFA will also be responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services.

MIFA is a limited liability company formed in Delaware on January 14, 2004. MIFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Since March 2004, MIFA has served as an investment sub-adviser to Macquarie/First Trust Global Infrastructure/Utilities

Dividend & Income Fund (NYSE symbol “MFD”). As of March 31, 2005, the Net Asset Value (“NAV”) of MFD’s portfolio sub-advised by MIFA was approximately $205 million.

MIFA is a direct subsidiary of Macquarie Investment Holdings Inc. (“MIHI”). MIHI is an indirect subsidiary of Macquarie Bank Limited (“MBL”). MBL, together with its affiliated entities worldwide (the “Macquarie Group”), is a diversified international provider of financial and investment banking services, with over 6,500 staff in 23 countries. The Macquarie Group has experience in the assessment and valuation of Infrastructure Assets and experience with the operational and regulatory risks faced by Infrastructure Issuers. MIFA’s advisory personnel may include personnel shared with other members of the Macquarie Group, who will assist MIFA’s other personnel in critically assessing Infrastructure Issuers and their underlying assets and businesses, and the Fund’s holdings on an ongoing basis. MIFA’s principal business address is 125 West 55th Street, New York, NY 10019.

In consideration of the investment advisory and management services to be provided by MIFA, the Fund will pay MIFA an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets for Total Assets of the Fund up to and including $300 million, 0.90% of the Fund’s Total Assets for Total Assets of the Fund over $300 million up to and including $500 million and 0.65% of the Fund’s Total Assets for Total Assets of the Fund over $500 million. See “Management of the Fund—Investment Management Agreement and Other Agreements with the Adviser.”

Conflicts of Interest

The investment activities of MIFA and other affiliates of the Macquarie Group (for their own accounts and other accounts they manage) may give rise to conflicts of interest that could disadvantage the Fund and its Stockholders. Many of the members of the Macquarie Group could be deemed to be “affiliated persons” (as defined under the 1940 Act) of MIFA and/or the Fund. MIFA has adopted written policies and procedures that it believes address investment activities of, and other arrangements involving, MIFA that may give rise to such conflicts of interest.

The Macquarie Group has put in place ethical walls between its various businesses. The ethical walls are information barriers that prevent confidential or potentially price-sensitive information held within one group in the Macquarie Group from being communicated to another group. The Macquarie Group’s ethical walls involve a combination of both physical measures (for example, groups physically separated from one another with appropriate security arrangements and security restrictions on computer files and databases) and employee conduct measures (for example, employees of a group may not communicate potentially price-sensitive information to employees outside its ethical walls, and employees aware of potentially price-sensitive information must not engage in activities involving the giving of securities advice or trading on the basis of that information). MIFA is positioned within the Macquarie Group’s Funds Management Group, which is separated by an ethical wall from the rest of the Macquarie Group, including investment banking.

The Macquarie Group, as a diversified international provider of financial and investment banking services, is involved with a broad range of financial services, particularly in the infrastructure sector. Affiliated members of the Macquarie Group, in turn, engage in a broad range of activities over which MIFA has no control or ability to exercise oversight. As a result, it is possible that the Fund may seek to make an investment in an Infrastructure Issuer for which a member of the Macquarie Group provides investment banking, operational, consulting or other similar services, or to which a member of the Macquarie Group provides similar services with respect to specific Infrastructure Assets owned by the Infrastructure Issuer. Infrastructure Issuers in which the Fund may invest may also include entities for which a member of the Macquarie Group provides investment advisory services. Such members of the Macquarie Group may earn fees from providing such services. Depending on the facts and circumstances of a particular investment, an investment in such Infrastructure Issuer may be prohibited under Section 17(a) or Section 17(d) and Rule 17d-1 of the 1940 Act. As a result, each investment by the Fund in an Infrastructure Issuer to which a member of the Macquarie Group provides such services, or which holds an Infrastructure Asset to which a member of the Macquarie Group provides such services, may be made only if the investment is (i) approved in each instance by the Board, including a majority of the independent directors, or otherwise made in compliance with all policies and procedures adopted by the Board and (ii) made in accordance with the 1940 Act and any other applicable law. The Fund’s current intention is not to invest in any Infrastructure Issuer for which a member of the Macquarie Group provides investment banking, operational, consulting or similar services, or to which a member of the Macquarie Group provides similar services with respect to specific Infrastructure Assets owned by the Infrastructure Issuer, or entities for which a member of the Macquarie Group provides investment advisory services. To the extent the Fund invests in such entity, the Fund may be limited in its ability to freely trade the security at a future point to the extent that personnel of MIFA or of the Macquarie Group have or may be deemed to have material, non-public information in regard to such entity. The application of these restrictions could limit the Fund’s ability to participate in certain investment opportunities.

Members of the Macquarie Group, including MIFA, may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and pooled investment vehicles) that have investment objectives similar to those of the Fund and/or engage in transactions in the same types of securities and instruments as the Fund. Other than MFD, none of those funds are registered investment companies under the 1940 Act. Such transactions will, except as discussed below, be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through an investment in securities and instruments of Infrastructure Issuers that is made at the same time as investments by other funds advised by MIFA or one of its affiliates. Depending on the facts and circumstances of a particular investment, participation by the Fund and such affiliate in an investment in the same securities may be prohibited under Section 17(d) and Rule 17d-1 of the 1940 Act. As a result, each investment by the Fund that is proposed to be made at the same time that other funds advised by MIFA or an affiliate of MIFA invest may be made only if the investment is (i) allocated in a fair and equitable manner pursuant to procedures adopted by MIFA, (ii) approved in each instance by the Board, including a majority of the independent directors, or otherwise made in compliance with all policies and procedures adopted by the Board (for example, relating to investments in publicly traded securities) and (iii) made in accordance with the 1940 Act and any other applicable law.

The Fund has authorized MIFA to select the brokers or dealers that will execute the purchases and sales of the Fund’s securities and other instruments. To the extent consistent with applicable law and the investment policies of the Fund and approved by the Board, MIFA may select brokers or dealers related to MIFA, who may earn customary commissions or other fees from any such purchase and sale.

Leverage

The Fund intends to utilize leverage through the issuance of Leverage Instruments in an aggregate amount of approximately 38% of the Fund’s Total Assets immediately after such issuance. It is possible that following such borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 38% threshold will be exceeded. In that case, the leverage risk to Stockholders will increase. The Fund may not use leverage at all times, and the amount of leverage may vary depending upon a number of factors, including MIFA’s outlook for the market and the costs that the Fund would incur as a result of such leverage.

Leverage Instruments will have seniority over the Common Shares. Any Leverage Instruments will leverage your investment in Common Shares. Stockholders will bear the costs associated with any Leverage Instrument. The Fund will not issue Leverage Instruments with an aggregate issue price exceeding 33 1/3% (if in the form of debt) or

50% (if in the form of preferred stock) of the Fund’s Total Assets (including the proceeds from the issuance of Leverage Instruments). Following the issuance of Leverage Instruments, however, the principal and accrued interest, in the case of debt, or liquidation preference and accrued dividends, in the case of preferred equity, of outstanding Leverage Instruments may exceed 33 1/3% or 50% (as applicable) of the Fund’s Total Assets due to a reduction in the Fund’s Total Assets, subject to restrictions on leverage imposed by the 1940 Act. See “Risks—Leverage Risk.”

During periods when the Fund is using leverage, the fees paid to MIFA for advisory services will be higher than when the Fund does not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, which will include Leverage Instruments. There is no guarantee that the Fund’s leveraging strategy will be successful. See “Use of Leverage,” and “Risks—Leverage Risk.”

Distributions

The Fund is expected to generate dividends, long-term and short-term capital gains and other investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Directors, is to distribute to Stockholders on a quarterly basis the Fund’s net investment income (meaning, investment income (other than net capital gains) less the Fund expenses accrued during the period). The Fund may either pay out less than the entire amount of net investment income earned, which includes net short-term capital gains, in any particular period or pay out accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distributions paid by the Fund to Stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a stable level of distributions to Stockholders and may choose not to do so. In order to maintain its status as a “regulated investment company” for U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. The first distribution is expected to be declared approximately 60 to 90 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions. Unless you elect to receive cash distributions, your distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

The Fund may realize capital gains or losses when it sells an investment, depending on whether the sales proceeds exceed or are exceeded by the unrecovered cost of such investment. Under normal market conditions, the Fund intends to distribute all, or substantially all, of its net capital gains to Stockholders as capital gain distributions at least annually. As in the case of dividends of net investment income, capital gain dividends may automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Tax Treatment of Distributions

The Fund anticipates that taxable distributions paid on the Common Shares will generally consist of (1) income that under current law may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes (such dividends generally include dividends from taxable U.S. corporations and dividends from certain non-U.S. corporations—for example, generally, non-U.S. corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or non-U.S. corporations the stock of which is readily tradable on an established securities market in the United States), (2) long-term capital gains (gains from the sale of a capital asset held longer than 12 months) and (3) investment company taxable income (other than qualified dividend income), including non-qualified dividends, interest income, short-term capital gains and income from certain hedging and interest rate transactions. Distributions paid on the Common Shares may also consist of return of capital.

For individuals, the current maximum U.S. federal income tax rate is 15% on qualified dividend income and long-term capital gains and 35% on investment company taxable income (other than qualified dividend income). Under current law, these tax rates apply for taxable years beginning before January 1, 2009. To the extent the Fund incurs any non-U.S. income and withholding taxes, Stockholders will be eligible to claim their pro rata share of such taxes as a foreign tax credit provided that more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations and the Fund meets certain other requirements under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). A Stockholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be limited under the Code. There can be no assurance as to the percentage of distributions paid on the Common Shares, if any, that will consist of qualified dividend income and long-term capital gains, the tax rates that will apply to the various types of income in future years or the amount, if any, of non-U.S. income and withholding taxes that may be claimed as foreign tax credits. See “U.S. Federal Income Tax Considerations.”

Listing	The Fund’s Common Shares have been approved for listing, subject to notice of issuance, on the NYSE under the symbol “MGU”. See “Description of Capital Stock—Common Stock.”

Custodian, Transfer Agent and Administrator

The Fund has retained The Bank of New York as custodian and transfer agent, and ALPS Mutual Funds Services, Inc. (“ALPS Services”) as administrator. MIFA and the Board of Directors will be responsible for monitoring the activities of the custodian, transfer agent and administrator. See “Custodian, Transfer Agent and Administrator.”

Closed-End Fund Structure

The Fund is a closed-end management investment company. Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV.

Risks

Investing in the Fund involves risks, and the Fund may not be able to achieve its investment objective for a variety of reasons, including the possibility that the Fund may not be able to implement its investment program as anticipated. See “Risks” for a more complete discussion of the risks of investing in the Fund’s Common Shares.

No Operating History.    The Fund is a newly organized, non-diversified, closed-end management investment company and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. See “Risks—No Operating History.”

Adviser Risk.    MIFA is a recently organized investment adviser, with limited investment history or track record. MIFA is a member of the Macquarie Group. The Macquarie Group has experience in the assessment and valuation of Infrastructure Assets and experience with the operational and regulatory risks faced by Infrastructure Issuers. There can be no assurance that a suitable replacement could be found for the Macquarie Group in the event that its resources become unavailable to MIFA. The Fund may not be able to participate in certain investment opportunities if the involvement of another member of the Macquarie Group would cause the Fund’s participation to violate provisions of the 1940 Act or other applicable law. See “Management of the Fund—Certain Affiliations and Conflicts of Interest.”

The Fund is also subject to risk because it is an actively managed portfolio. MIFA will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risks—Adviser Risk.”

Industry Concentration and Infrastructure Industry Risk.    Under normal circumstances, the Fund will seek to invest at least 80% of its Total Assets in equity and equity-like securities and instruments that are issued by Infrastructure Issuers. Given the concentration of the Fund’s assets in the infrastructure industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a more diversified fund. Infrastructure Issuers are typically subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the cost of energy and the effects of energy conservation policies. Infrastructure Issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

This industry also has some special features that cause certain risks to be more prevalent than in other industry sectors, including that (1) while the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well established, any technology change that occurs over the medium term could threaten the profitability of an Infrastructure Issuer, and if such a change were to occur, these assets have very few alternative uses should they become obsolete; (2) if an event that somehow impairs the performance of an Infrastructure Issuer’s assets occurs in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected; and (3) the revenue of many Infrastructure Issuers may be negatively impacted by a change in the number of users who use the products or services produced by the Infrastructure Issuers’ assets. See “Risks—Industry Concentration and Infrastructure Industry Risk.”

Non-U.S. Investment Risk.    The Fund may invest up to 100% of its Total Assets in securities and instruments of non-U.S. issuers. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. issuers are not necessarily subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. issuers. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in non-U.S. countries. Other risks include: (1) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (2) non-U.S. securities markets are smaller, may be less liquid and more volatile than the U.S. securities markets; (3) fluctuations in currency exchange rates and the existence or possible imposition of exchange controls may adversely affect the value of the Fund’s investments (See “Risks—Foreign (Non-U.S.) Currency Risk”); (4) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession even during periods in which the U.S. economy performs well; (5) the impact of economic, political, regulatory, social or diplomatic events; (6) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to restrictions on exchanges of currency or otherwise; (7) non-U.S. withholding and other taxes may decrease the Fund’s investment return; (8) the difficulty or impossibility of obtaining the necessary data to determine whether distributions paid by non-U.S. issuers qualify as tax-advantaged dividends, ordinary income or return of capital; and (9) other investment controls imposed by the governments of non-U.S. countries, especially countries with emerging markets, which controls may limit or preclude investments by the Fund in such non-U.S. countries.

The Fund anticipates investing in non-U.S. Infrastructure Issuers that have been or will be transferred from government to private ownership. It is impossible to predict whether any further privatizations will take place or what the terms or effects of such privatizations may be. There can be no assurance that, if any privatization is undertaken on a private placement basis, the Fund will have the opportunity to participate in the investing consortium. Changes in governments or economic factors could result in a change in the policies on privatization in countries with emerging markets.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of non-U.S. issuers. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with non-U.S. securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute Stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. See “Risks—Non-U.S. Investment Risk.”

Dependence on Key Personnel.    The Fund is dependent upon the expertise of Jon Fitch, the Fund’s portfolio manager. If MIFA were to lose the services of Mr. Fitch, the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fitch in the event of his death, resignation, retirement or inability to act on behalf of MIFA.

Emerging Market Risk.    The Fund may invest in countries that are considered emerging market countries at the time of purchase. Investments in issuers located in emerging markets are subject to all of the risks described in “Risks—Non-U.S. Investments Risks” and may have heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. The securities markets of emerging markets countries are generally substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and enforcement standards in many respects are less stringent than in the United States and other major markets. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth in gross domestic product, rates of inflation, exchange rate depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have negative effects on the economies and securities markets of those countries.

These factors, as well as others, make the prices of securities of companies in emerging markets generally more volatile than securities of companies in developed markets, and increase the risk of loss to the Fund. See “Risks—Emerging Market Risk.”

Foreign (Non-U.S.) Currency Risk.    The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s Total Assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. See “Risks—Foreign (Non-U.S.) Currency Risk.”

Leverage Risk.    The Fund intends to utilize leverage through the issuance of Leverage Instruments in amounts of approximately 38% of its Total Assets immediately after such issuance. In the event the Fund utilizes leverage, there can be no assurance that the Fund’s leverage strategy will be successful. Leverage involves risks and special considerations for Stockholders including:

•	the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Fund that the Fund may pay will reduce the return to the Stockholders or will result in fluctuations in the dividends paid on the Common Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•	when the Fund uses Leverage Instruments, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage.

The use of leverage will also increase expenses borne by the Fund (and indirectly by the Stockholders), including costs and expenses relating to the issuance and maintenance of Leverage Instruments, debt service costs (including breakage fees payable in the event the Leverage Instruments are retired prior to their scheduled maturity date) and increased fees payable to the Adviser due to the fact that the management fee is calculated by reference to the Fund’s Total Assets (which includes the proceeds from the issuance of Leverage Instruments). This calculation of the fee will increase as the proceeds from the issuance of Leverage Instruments are invested. See “Risks—Leverage Risk” and “Use of Leverage.”

New Project Risk.    To the extent the Fund invests in Infrastructure Issuers dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment. See “Risks—New Project Risk.”

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in Common Shares represents an indirect investment in the securities and instruments owned by the Fund, of which a large proportion will be traded on national and regional securities exchanges or in the over-the-counter markets. The value of these securities and instruments, like other market investments, may move up or down, sometimes rapidly and unpredictably.

The price of the Fund’s Common Shares will fluctuate and, at the time of sale, shares may be worth more or less that the original investment or the Fund’s then-current NAV. The Fund cannot predict whether its shares will trade at a price at, above or below its NAV.

The Common Shares were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. Common Shares owned by a Stockholder at any point in time may be worth less than the Stockholder’s original investment, even after taking into account the reinvestment of dividends and distributions on the Common Shares. See “Risks—Investment and Market Risk.”

Equity Risk.    The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably. These risks are heightened with investments in smaller and/or newer Infrastructure Issuers, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may depend on a few key managers. The securities of small companies are often less liquid and may not be traded in volumes typical of a larger company. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which the Fund has exposure or of the Common Shares of the Fund itself. Common stock and other similar equity securities and instruments in which the Fund will invest will typically be structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

The Fund may also invest in preferred stock and hybrid securities. Preferred stock and hybrid securities may have special risks, including deferral of distributions, non-cumulative dividends, less liquidity than other securities, limited voting rights and special issuer redemption rights. The rights of preferred stock and hybrid securities to distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities. See “Risks—Equity Risk.”

Interest Rate Risk.    Interest rate risk includes the risk that debt securities, and securities with debt-like characteristics, including preferred and hybrid securities, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the NAV and the market price of the Common Shares may decline if market interest rates rise.

The income and profits of many of the Infrastructure Issuers in which the Fund might invest may be sensitive to interest rate fluctuations and therefore changes in the level of interest rates may have a direct bearing on the issuers’ ability to pay dividends or make distributions. When market interest rates rise, the market value of such investments may fall in anticipation of a decline in the issuers’ revenue and profitability. Therefore, the NAV and market price of the Common Shares may decline if interest rates rise.

Infrastructure Assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. Due to the nature of Infrastructure Assets, the impact of interest rate fluctuations may be greater for Infrastructure Issuers than for the economy as a whole in the country in which the interest rate fluctuation occurs. See “Risks—Interest Rate Risk.”

Debt Securities Risk.    The Fund may invest up to 20% of its Total Assets in debt securities, which are subject to interest rate risk. See “Risks—Interest Rate Risk.” They also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called “junk bonds”) are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Fund’s investments in such securities may be in default. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions. There is no minimum credit rating for the debt securities in which the Fund may invest. See “Risks—Debt Securities Risk.”

Risk of Hedging and Other Derivatives Transactions.    The Fund may use derivative instruments (including futures, swaps, options and forward contracts) to hedge certain risks to which the Fund is subject or, under certain circumstances, to increase income or total return. There are economic costs reflected in the pricing of these derivative instruments that can be significant. A decision as to whether and when to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Consequently, the use of derivative instruments might result in poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivative instruments. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. See “Risks—Risk of Hedging and Other Derivatives Transactions.”

Unlisted and Illiquid Securities Risk. Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities and other instruments of Infrastructure Issuers. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (“Securities Act”). Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible. To the extent the Fund invests in securities and instruments the terms of which are privately negotiated, the terms of such securities and instruments may contain restrictions regarding resale and transfer. In addition, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund’s ability to purchase or sell such securities at a fair price may be impaired or delayed. See “Risks—Unlisted and Illiquid Securities Risk.”

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, rating, investor psychology, credit risk inflation and other factors relating to the Common Shares and the investments made by the Fund. See “Risks—Market Disruption and Geopolitical Risk.”

Non-Diversified Status.    The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities and instruments of a single issuer. As a non-diversified investment company, the Fund may invest in the securities and instruments of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and, therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. The Fund intends, however, to limit its investments such that no more than 5% of its Total Assets are invested in the securities and instruments of any single Infrastructure Issuer at the time of investment. See “Risks—Non-Diversified Status.”

Temporary Defensive Strategies Risk.    When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective. See “Risks—Temporary Defensive Strategies Risk.”

Anti-Takeover Provisions.    The Maryland General Corporation Law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status, or to change the composition of the Fund’s Board of Directors. The Fund has also adopted other measures that may make it difficult for a third party to obtain control of the Fund, including provisions of the Fund’s Charter classifying the Fund’s Board of Directors in three classes serving staggered three-year terms, and provisions authorizing the Fund’s Board of Directors (1) to classify or reclassify shares of the Fund’s stock in one or more classes or series, (2) to cause the issuance of additional shares of the Fund’s stock, and (3) to amend the Fund’s Charter, without Stockholder approval, to increase or decrease the number of shares of stock that the Fund has authority to issue. These provisions, as well as other provisions of Maryland law and the Fund’s Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of Stockholders. As a result, these provisions may deprive Stockholders of opportunities to sell their Common Shares at a premium over the then current market price of the Fund’s Common Shares. See “Risks—Anti-Takeover Provisions.”

Certain Other Risks. An investment in the Fund is subject to certain other risks described in the “Risks” section of this prospectus.

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares, assuming that the Fund has issued Leverage Instruments in the form of preferred stock in an amount equal to 38% of Total Assets (including the proceeds from the issuance of the preferred stock). Footnote 4 to this table also shows estimated Fund expenses as a percentage of net assets attributable to Common Shares, assuming the Fund does not issue Leverage Instruments.

Stockholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Common Share offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Preferred stock offering expenses borne by the Fund (as a percentage of offering price)(2)	0.64%
Dividend Reinvestment Plan fees	None	(3)

	Percentage of Net Assets Attributable to Common Shares (Assumes Preferred Stock Is Issued)(4)
Annual Expenses
Management fees(5)	1.44%
Other expenses(6)	0.60	%(2)
Cost of Leverage Instruments	2.65	%(7)

Total annual expenses	4.69%

(1)	MIFA has contractually agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs (other than the sales load) that exceed $0.05 per Common Share.
(2)	If the Fund issues Leverage Instruments in the form of preferred stock, costs of the issuance of the preferred stock, estimated to be approximately 1.10% of the total dollar amount of the preferred stock issuance (including the sales load paid to the Underwriters in connection with the preferred stock offering), will be borne immediately by the Stockholders and result in a reduction of the NAV of the Common Shares.

Assuming the issuance of preferred stock in an amount equal to 38% of the Fund’s Total Assets (after their issuance), these offering costs (including the sales load paid to the Underwriters in connection with the preferred stock offering) are estimated to be approximately $2,730,000 or $0.16 per Common Share (0.64% of the offering price). These offering costs are not included among the expenses shown in the Annual Expenses table.
(3)	A Stockholder will pay brokerage charges if the Stockholder directs The Bank of New York as agent for the Stockholders (the “Plan Agent”), to sell the Stockholder’s Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(4)	The table presented below in this footnote estimates the Fund’s annual expenses, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund does not issue Leverage Instruments. This will be the case, for instance, prior to the Fund’s expected issuance of preferred stock.

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees	0.97%
Other expenses(6)	0.34%

Total annual expenses	1.31%

(5)	Represents the aggregate fee payable to MIFA assuming Total Assets of $650,295,000 after giving effect to $405,025,000 in proceeds from the offering of the Common Shares and $245,270,000 in proceeds from an offering of preferred stock. See “Management of the Fund—Investment Management Agreement and Other Agreements with the Adviser” for a discussion of how this fee is determined.
(6)	“Other Expenses” are based on annualized estimated amounts for the current fiscal year.
(7)	Assumes a cost on Leverage Instruments of 4.30%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when the preferred stock is offered.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a Stockholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first full year of operation and assume that the Fund issues approximately 17,000,000 Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 4.69% of net assets attributable to Common Shares, (2) the Fund issues Leverage Instruments in an amount equal to 38% of Total Assets (including the proceeds from the issuance of Leverage Instruments) and (3) a 5% annual return:(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses (Leveraged)	$98	$187	$277	$503

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the Annual Expense table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Fund does not issue Leverage Instruments, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $59; 3 Years, $86; 5 Years, $114; and 10 Years, $195.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on May 4, 2005. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Common Shares. The Fund’s principal office is located at 125 West 55th Street, New York, NY 10019, and its telephone number is (212) 231-1572.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $405,025,000 ($465,756,545 if the Underwriters exercise their over-allotment option in full) after payment of the estimated organizational expenses and offering costs. MIFA has agreed to pay (1) all organizational expenses of the Fund and (2) all offering costs (other than the sales load) that exceed $0.05 per Common Share.

The Fund intends to invest the net proceeds of this offering of Common Shares in accordance with the Fund’s investment objective and strategies described elsewhere in this prospectus. The Fund anticipates that it will be able to invest substantially all of the net proceeds in securities and instruments that meet the Fund’s investment objective and policies within three to six months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term debt securities, money market securities or cash or cash equivalents.

THE FUND’S INVESTMENTS

Investment Objective and Investment Strategy

Investment Objective.    The Fund’s investment objective is to provide to Stockholders a high level of total return consisting of dividends and other income, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as, and you should not construe it to be, a complete investment program.

Investment Strategy.    The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Total Assets in equity and equity-like securities and instruments that are issued by Infrastructure Issuers that primarily own or operate Infrastructure Assets. The Fund cannot change this investment policy unless Stockholders receive at least 60 days’ prior notice of any such change. The Fund may also invest, under normal market conditions, up to 20% of its Total Assets in equity, equity-like and debt securities and instruments that are not required to be issued by Infrastructure Issuers.

Up to 100% of the Fund’s Total Assets may be composed of securities issued by Infrastructure Issuers primarily located outside the United States. Such Infrastructure Issuers are non-U.S. issuers and, although primarily located outside the United States, may own or operate Infrastructure Assets located in the United States.

In pursuit of the objective, the Fund will seek to manage its Total Assets such that, under normal market conditions, at least 25% of its distributions to Stockholders may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes, so long as such tax-advantaged treatment remains available (unless extended, such favorable treatment will no longer be available for taxable years beginning on or after January 1, 2009). Under current law, qualified dividend income received by non-corporate shareholders (including individuals) is taxed at long-term capital gain rates (currently a maximum rate of 15%) provided both the Fund and the Stockholders meet certain requirements. Qualified dividend income generally includes dividends paid by U.S. corporations and dividends from non-U.S. corporations that meet certain criteria. Generally, qualified non-U.S. corporations include corporations that are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States. Many OECD countries currently have in place such comprehensive tax treaties with the United States. A corporation is also treated as a qualified non-U.S. corporation if the stock of such corporation is readily tradable on an established securities market in the United States. For taxable years beginning before January 1, 2009, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxable to non-corporate shareholders (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Stockholder and Fund level. In addition to investing in securities and instruments that pay qualified dividend income, the Fund also may invest in securities and instruments that generate ordinary income that does not constitute qualified dividend income. Any income received by the Fund in respect of bonds, notes and debentures, convertible debt securities, and other similar types of instruments, including high yield debt securities, generally will not constitute qualified dividend income and accordingly will not afford any favorable tax treatment when distributed to the Stockholders. See “U.S. Federal Income Tax Considerations.”

The Fund will normally invest at least 85% of its Total Assets in securities and instruments of issuers that are listed on national or regional exchanges, or traded over-the-counter, with most issuers expected to be listed on a national or regional exchange. Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities or instruments of Infrastructure Issuers, although this is not a primary focus of the Fund.

The Fund also intends to apply the following guidelines to its investments at the time of investment:

•	No more than 5% of the Fund’s Total Assets may be invested in securities or instruments issued by any single Infrastructure Issuer.

•	No more than 10% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one non-OECD country.

•	No more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in non-OECD countries.

•	No more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one country that is a part of the OECD, except that the Fund may invest up to 50% of the Fund’s Total Assets in Infrastructure Issuers primarily located in the United States.

As of the date of this prospectus, the following countries are members of the OECD: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, South Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Spain, Sweden, Switzerland, Turkey, United Kingdom and United States.

The Fund may invest in securities and instruments of Infrastructure Issuers that are forecast to decline in value due to the nature of the assets of the Infrastructure Issuer under circumstances where such decline is anticipated to be offset by positive overall total return.

In the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which MIFA determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its principal investment strategies or any of the guidelines set out above and invest all or any portion of its assets in securities with remaining maturities of less than one year, cash or cash equivalents. MIFA’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the value of shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

Percentage allocation guidelines described in this prospectus are, except as expressly indicated otherwise, intended to be applied at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of fluctuations of the value of the Fund’s investments and other events.

There can be no assurance that the Fund’s investment strategy will be successful, that the Fund will achieve its investment objective, or that preferential tax treatment will be achieved with respect to its investments. Further, the Fund may not be appropriate for all investors.

Adviser’s Investment Philosophies and Processes

MIFA is responsible for managing the Fund and is responsible for selecting and implementing its investment strategy. MIFA will seek to identify and select investments in Infrastructure Issuers that, over the long term, are anticipated to produce attractive dividend yield, and capital appreciation commensurate with the underlying risk of the investment. MIFA intends to analyze Infrastructure Issuers through detailed analysis of long-term fundamentals to determine the quality of their assets. MIFA believes that analysis of an Infrastructure Issuer’s underlying assets is key to determine the long-term quality of the Infrastructure Issuer’s potential revenue and income streams. MIFA believes investments made on the basis of a systematic, fundamentals-based approach identifying long-term potential value in Infrastructure Issuers should outperform investments made on the basis of short-term market factors.

Certain members of the Macquarie Group (other than MIFA), primarily those involved in the Macquarie Group’s infrastructure funds management and infrastructure advisory divisions, focus on identifying investment opportunities in securities of Infrastructure Issuers that are neither listed on an exchange nor traded over-the-counter. Generally, these opportunities are not appropriate for the Fund due to the investment size and the significant level of control sought. Periodically, however, opportunities may be identified that meet the Fund’s investment objective, policies and guidelines and MIFA may be presented with the opportunity to invest the assets of the Fund in such opportunities. MIFA may, if in accordance with the 1940 Act and the Fund’s investment objective, guidelines and policies, cause the Fund to make such investment. MIFA anticipates that the majority, and possibly all, of the Fund’s opportunities to invest the assets of the Fund in such securities will be presented to MIFA through such other members of the Macquarie Group. No agreement exists between any member of the Macquarie Group and the Fund with respect to presenting such opportunities and no assurances can be given that any such opportunities will be presented to MIFA or, if presented, will be deemed to be a suitable investment for the Fund or will be permitted under the 1940 Act. No other member of the Macquarie Group will render investment advice to the Fund. See “Management of the Fund—Certain Affiliations and Conflicts of Interest.”

Infrastructure Issuers

Infrastructure Issuers include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the Infrastructure Issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental Infrastructure Issuers, at times to a significant extent.

In several developed countries outside the United States, including the United Kingdom and Australia, there has been, over many years, a trend of increasing privatization as national governments spend less on Infrastructure Assets. Unlike the United States, these countries frequently utilize private sector financing to fund Infrastructure Assets. In many of these countries, some of the larger private sector Infrastructure Issuers are publicly held companies the shares of which are traded on national or regional stock exchanges. For example, an Infrastructure Issuer that owns toll roads located in Australia is listed on the Australian Stock Exchange, and Auckland Airport (New Zealand’s largest airport) is owned by a publicly traded entity whose shares are listed on a national stock exchange.

In the United States, most Infrastructure Assets have typically been owned by governmental units and government-related entities, including federal or state government and government-related agencies. For example, the Port Authority of New York and New Jersey, a government-related entity, operates, among other things, the Port of New York and the John F. Kennedy International and La Guardia Airports. The principal types of Infrastructure Assets in the United States that may be owned by Infrastructure Issuers, as opposed to governmental or government-related entities, are generally utilities. Other types of Infrastructure Assets generally have been unavailable for equity investment by the private sector. MIFA believes, however, that there may be greater opportunity for the private sector to participate in the infrastructure asset class, as state and municipal governments seek to prioritize their expenditures away from spending on Infrastructure Assets. For example, a major toll road located in Chicago was recently privatized by the City of Chicago and sold to a consortium of private investors.

Furthermore, in various developing economies that are experiencing rapid growth in the demand for infrastructure products and services (such as in China and India), MIFA believes there are increasing opportunities to invest in Infrastructure Issuers.

There can be no assurance that the Fund will acquire securities of the Infrastructure Issuers that have been described in this Prospectus for illustrative purposes only.

Characteristics of Infrastructure Assets

Infrastructure Assets are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. In the United States, the owners and operators of Infrastructure Assets are typically governmental units and government-related entities, including federal, state and municipal government and government-related agencies. In other countries, these assets are often owned or operated by private entities. The entities owning, operating or managing these assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Such entities provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. MIFA believes that select Infrastructure Issuers, in the long run, experience lower volatility in revenues, income and distributions than issuers in many other industries.

The businesses of Infrastructure Issuers typically display characteristics with some or all of the following attributes:

•	Essential services: Many Infrastructure Issuers are the sole providers of an essential product or service (e.g., water/waste-water, power and transportation services) to a segment of the population, at a given time and cost, and often retain this characteristic for an extended period of time.

•	Monopolistic: Many Infrastructure Assets are monopolistic or near-monopolistic in nature, thereby providing a strategic competitive advantage. These Infrastructure Assets may be difficult to replicate due to: exclusive concession periods provided by legislation and/or regulation; natural barriers to entry to the relevant business, planning or environmental restrictions or availability of land; high costs of new development; long-term sales contracts for a significant proportion of production; and other restrictions. A monopoly asset is attractive from an investor’s perspective as the monopoly typically provides protection against competitor-induced pricing competition. This helps in the maintenance of operating and profit margins and provides more stability in the earnings stream.

•	Fixed and regulated returns: Monopoly-type market environment may bring access to predictable returns through regulation or long-term contracts. For example, for roads, toll increases may be agreed in advance with government and specified in concession agreements; for energy utilities, revenues may be set by a regulator, typically with reviews at fixed year intervals; and the aeronautical revenues of airports may also be regulated in a similar manner.

•	Leverage on a fixed cost base: Many Infrastructure Assets are characterized by large levels of capital investment during the development phase of the asset. Once developed, on-going operational-maintenance expenditure may be relatively low and stable. Should this be the case, increases in revenue (for example, due to traffic increases on a toll road asset) may not result in proportionate increases in operating expenditure, thereby increasing free cash flow. Additionally, the economies of scale from leveraging a fixed cost base may provide strategic competitive advantage.

•	Relatively inelastic demand: Demand for the products or services provided by many Infrastructure Assets is often linked to underlying economic or demographic growth. This demand may be more stable and less sensitive to changes in the price of the products or services than products or services provided by other assets. Stable operating cash flows generally result from this attribute and this stability may reduce the overall volatility of investor returns.

•	Inflation linkage: MIFA believes that certain Infrastructure Issuers have revenues that are linked to inflation, either directly through a regulatory framework or through concession agreements linking price growth to inflation. As a result, in an inflationary period, MIFA believes that inflation-driven increases in revenue may result in increased profits for such Infrastructure Issuers or mitigate the impact of inflation or inflation-adjusted returns.

•	Long-life assets: Infrastructure Assets may have long economic useful lives and may operate under long-term concessions/agreements. For example, it is not unusual for an airport lease or toll road easement to extend for more than 50 years. The underlying revenue of infrastructure assets may be linked to inflation, sometimes directly through a regulatory framework or through concession agreements linking price growth to inflation.

Based on the mix of the above-noted characteristics and risk factors, Infrastructure Assets can be broadly divided into four categories:

•	Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned, the charges imposed or the rate of returns allowed. Certain power and gas transmission, generation and distribution assets fall into this category, along with certain water/waste-water treatment facilities and incumbent local exchange carriers.

•	Assets that depend on a form of user payment for their main revenue source. Examples of assets that fall into this category include toll roads, airports, railways, ports and certain parking lots (e.g., airport related).

•	Assets that provide basic social services to the community, and include schools, hospitals and correction facilities. Depending on the arrangement with government and the regulator, if any, water/waste-water treatment facilities may also be included in this class.

•	Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., volatility of prices or competitive pressures). Certain electricity generation, solid waste disposal facilities, city and local parking garages, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable) fall into this category, along with certain water/waste-water treatment facilities.

Anticipated Portfolio Composition

The Fund will invest principally in the following types of investments. A more detailed description of the types of assets in which the Fund may invest is contained in the SAI.

Equity and Hybrid Securities

Under normal market conditions, the Fund intends to invest at least 80% of its Total Assets in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities.

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average returns than debt securities over the long term, common stocks also have experienced significantly more volatility in those returns and in some recent years have significantly underperformed debt securities on an absolute and risk-adjusted basis.

Preferred stock and hybrids may have a preference over common stock in liquidation (and generally dividends as well) but are subordinated to debt and other liabilities of the issuer in all respects. “Hybrid” securities and instruments, such as stapled securities and various income trust units, include securities and instruments under which the issuers’ obligations to pay distributions on the securities and instruments may be linked to profits. Stapled securities typically consist of two or more related securities that are “stapled” together to trade as one unit. Income trusts are generally designed to distribute, in a tax-efficient manner, cash flows from an operating company to the holders of the trust units. Income fund units, stapled securities and other “hybrid” securities will be treated as equity securities in this prospectus.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

Debt Securities

The Fund may invest, under normal market conditions, up to 20% of its Total Assets in debt securities, including bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, Eurodollar and Yankee dollar instruments, and money market instruments. Debt securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate. There is no minimum credit rating for the securities and instruments in which the Fund may invest. See “Risks—Other Risks—Non-Investment Grade Instrument Risk.”

Non-U.S. Securities

The Fund may invest up to 100% of its Total Assets in securities and instruments of Infrastructure Issuers primarily located in countries other than the United States and such securities generally will be denominated in currencies other than the U.S. dollar. See “Risks—Non-U.S. Investments Risk” and “Risks—Foreign (Non-U.S.) Currency Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of non-U.S. Infrastructure Issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the United States securities markets. ADRs are publicly traded in the U.S. Issuers of such securities will be considered non-U.S. Infrastructure Issuers for purposes of the Fund’s allocation guidelines.

Unlisted and Illiquid Securities and Instruments

Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities or instruments of Infrastructure Issuers, although this is not a primary focus of the Fund. These unlisted securities or instruments may include equity, hybrid, convertible preferred instruments and debt instruments. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Fund pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. There may or may not be similar regulatory or statutory restrictions on unlisted, restricted or illiquid securities or instruments issued by non-U.S. issuers.

Industry Concentration

The Fund intends, under normal market conditions, to invest at least 80% of its Total Assets in equity and equity-like securities and instruments that are issued by Infrastructure Issuers. See “Risks—Industry Concentration and Infrastructure Industry Risk.”

Other Investment Companies

The Fund may invest, to the extent permitted by law, in securities and instruments of other open- or closed-end U.S. or non-U.S. investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Total Assets in U.S. or non-U.S. pooled investment vehicles (other than investment companies) that invest primarily in securities, or the assets underlying those securities, of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amount of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Leverage Instruments, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market.

Investment Practices

Hedging and Other Derivatives Transactions

The Fund may, but is not obligated to, use a variety of financial instruments and investment techniques to attempt to hedge certain risks to which it will be subject. The instruments and techniques in which the Fund may invest include options, forward contracts, futures contracts, and swap agreements. The Fund does not intend to enter into short sales other than short sales “against the box,” which are transactions in which the seller already owns the security being sold short.

Examples of financial instruments in which the Fund may invest include options on securities, currencies and indexes. A call option on a security or currency is a contract under which the purchaser of the option, in return for payment of a premium to the seller of the option, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. A put option is a similar contract that gives its purchaser, in return for payment of a premium to the seller of the option, the right to sell the underlying security or currency at a specified price during the option term. Index options operate in the same way as options on securities and currencies except that exercises of index options are effected with cash payments and do not involve delivery of the underlying securities or currencies.

The Fund may also enter into forward contracts, including forward currency contracts, in an effort to hedge the Fund’s exposure to investments in non-U.S. currencies. Similarly, the Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts, and may purchase and sell options on futures. A conventional futures contract is an agreement under which one party agrees to accept, and the other party agrees to make, delivery of the underlying asset to which the futures contract relates at a specified future time and at a specified price.

The Fund may also enter into swap transactions with respect to income streams on an underlying investment, currency exchange rates, indices, and interest rates. A swap on an income stream involves the exchange by the Fund with another party of their respective commitments to pay or receive an underlying cashflow stream. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the value of a reference index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.

Though not expected to be a significant component of its investment strategy, the Fund may use certain financial instruments and investment techniques, such as writing covered calls, to increase its income or total return. A covered call option is a call option in which the writer of the option owns the underlying security or currency. In addition, the Fund may use financial instruments and investment techniques such as total return swaps as an alternative to investing directly in a security. For example, a total return swap may involve the receipt by the Fund of the total return, including dividends, interest and capital appreciation, on a notional amount of securities in exchange for a stated rate of return on such notional amount. If financial instruments of types other than those described in this prospectus or in the SAI are traded in the future, the Fund may also elect to use those instruments, so long as the Board of Directors determines that their use is consistent with the Fund’s investment objective.

Applicable law restricts the Fund’s use of these hedging instruments and techniques so that, as a general matter, the Fund may not put more than 100% of its assets at risk in accordance with regulations of the SEC relating to “covering” or segregating assets in connection with these instruments and techniques. Under normal circumstances, however, the Fund’s use of these instruments and techniques will place at risk a much smaller portion of the Total Assets of the Fund. In any case, the Fund does not intend to use any derivative financial instruments or investment techniques for purely speculative purposes.

MIFA intends to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA.

Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance.

A more detailed description of the types of financial instruments and investment techniques in which the Fund may invest is contained in the SAI.

Portfolio Turnover

The Fund expects to engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Stockholders, will be taxable as ordinary income. See “U.S. Federal Income Tax Considerations.”

USE OF LEVERAGE

The Fund intends to utilize leverage through the issuance of Leverage Instruments in an aggregate amount of approximately 38% of the Fund’s Total Assets, immediately after such issuance. It is possible that following such borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 38% threshold will be exceeded. In that case, the leverage risk to Stockholders will increase. See “Risks—Leverage Risk.” The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Investment Manager’s outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will not issue Leverage Instruments with an aggregate issue price exceeding 33 1/3% (in the case of debt) or 50% (in the case of preferred stock) of the Fund’s Total Assets (including the proceeds from the issuance of Leverage Instruments) in each case at the time such Leverage Instruments are issued. Following the issuance of Leverage Instruments, however, the balance of outstanding Leverage Instruments may exceed 33 1/3% or 50% (as applicable) of the Fund’s Total Assets due to a reduction in the value of the Fund’s Total Assets, subject to restrictions on leverage imposed by the 1940 Act. The Leverage Instruments would have complete priority upon distribution of assets over Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Board, in consultation with the Adviser, the Fund expects to invest any proceeds derived from any Leverage Instrument offering in securities consistent with the Fund’s investment objective and policies. The Fund’s use of leverage will create special risks. See “Risks—Leverage Risk.”

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. This borrowing will be subject to the 33 1/3% limitation described above.

1940 Act Considerations

The Fund’s charter (“Charter”) authorizes the Fund, without approval of the Stockholders, to borrow money. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (in other words, the borrowings may not exceed 33 1/3% of the Fund’s total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Total Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. In the event that such asset coverage should at any time fall below 300%, the Fund must, within three days thereafter, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. As discussed below the 1940 Act grants to the lenders to the Fund, in certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless the Fund, immediately after such issuance has an “asset coverage” of at least 200% of the liquidation value of the outstanding preferred shares (in other words, the liquidation value may not exceed 50% of the Fund’s total assets after such issuance). For purposes of preferred stock, asset coverage means the ratio which the value of the Total Assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of involuntary liquidation preference of the preferred stock. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund’s asset coverage is at least 200% after deducting the amount of such dividend or distribution. If the Fund has preferred shares outstanding, two of the Fund’s Directors will be elected by the holders of preferred shares as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two consecutive years, holders of preferred shares would be entitled to elect a majority of the Directors of the Fund.

The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. See “Risks—Leverage Risk.”

The table further reflects the issuance of Leverage Instruments representing 38% of the Fund’s Total Assets, and the Fund’s currently projected annual Leverage Instrument expense of 4.30%

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(18.82)%	(10.73)%	(2.65)%	5.43%	13.51%

Common Share total return is composed of two elements: the dividends, interest and other income payments and distributions paid to the Fund and gains or losses realized from the sale of securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to generate a total return of 0% the Fund must assume that the income it receives on its portfolio securities is entirely offset by losses in the value of those portfolio securities. Until the Fund borrows or issues Leverage Instruments, the Fund’s assets will not be leveraged, and the risks related to leverage described in this prospectus will not apply. The benefits of leveraging the Fund cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

RISKS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a Stockholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

Principal Risks

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance.

Adviser Risk

MIFA is a recently organized investment adviser, with limited investment history or track record. MIFA is a member of the Macquarie Group. The Macquarie Group has experience in the assessment and valuation of Infrastructure Assets and experience with the operational and regulatory risks faced by Infrastructure Issuers. There can be no assurance that a suitable replacement could be found for the Macquarie Group in the event that its resources become unavailable to MIFA. The Fund may not be able to participate in certain investment opportunities if the involvement of another member of the Macquarie Group would cause the Fund’s participation to violate the 1940 Act or other applicable law.

The Fund is also subject to risk because it is an actively managed portfolio. MIFA will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Industry Concentration and Infrastructure Industry Risk

Under normal circumstances, the Fund will seek to invest at least 80% of its Total Assets in equity and equity-like securities and instruments that are issued by Infrastructure Issuers. Given the concentration of the Fund’s assets in the infrastructure industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure Issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning energy costs (among other things), the effects of energy conservation policies and other factors. Infrastructure Issuers may also be affected by or subject to:

•	regulation by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•	general changes in market sentiment towards infrastructure assets.

To the extent that there is a limited supply of suitable investments available that meet the Fund’s investment objective, the Fund’s ability to acquire such investments without impacting market prices may be limited. The 1940 Act and the rules and regulations under the 1940 Act impose certain restrictions with respect to transactions involving the Fund and any affiliated person of the Fund (as defined in the 1940 Act). Even if an attractive investment opportunity is identified by the Fund, these restrictions may limit the ability of the Fund to participate in a proposed transaction if an affiliated person of the Fund is involved in the transaction.

This industry also has some special features that cause certain risks to be more prevalent than in other industry sectors. Below is a summary of these risks:

•	Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well established, any technology change that occurs over the medium term could threaten the profitability of an Infrastructure Issuer. If such a change were to occur, these assets have very few alternative uses should they become obsolete.

•	Regional or Geographic Risk. This risk arises where an Infrastructure Issuer’s assets are not moveable. Should an event that somehow impairs the performance of an Infrastructure Issuer’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

•	Through-put Risk. The revenue of many Infrastructure Issuers may be impacted by the number of users who use the products or services produced by the Infrastructure Issuers’ assets. Any change in the number of users may negatively impact the profitability of the issuer.

Non-U.S. Investment Risk

The Fund may invest up to 100% of its Total Assets in the securities and instruments of non-U.S. issuers. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers.

Non-U.S. issuers are not necessarily subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to non-U.S. withholding and other taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in non-U.S. countries.

Other risks include: (1) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (2) non-U.S. securities markets are smaller, may be less liquid and more volatile than the U.S. securities markets; (3) fluctuations in currency exchange rates and the existence or possible imposition of exchange controls may adversely affect the value of the Fund’s investments (see “Risks—Foreign (Non-U.S.) Currency Risk”); (4) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession even during periods in which the U.S. economy performs well; (5) the impact of economic, political, regulatory, social or diplomatic events; (6) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to restrictions on exchanges of currency or otherwise; (7) non-U.S. withholding and other taxes may decrease the Fund’s investment return; (8) the difficulty or impossibility of obtaining the necessary data to determine whether distributions paid by non-U.S. issuers qualify as tax-advantaged dividends, ordinary income or return of capital; and (9) other investment controls imposed by the governments of non-U.S. countries, especially countries with emerging markets, which controls may limit or preclude investments in non-U.S. countries. These investment controls may include (a) requiring governmental approval prior to investment by foreign persons; (b) limiting the amount of investment by foreign persons in a particular country; (c) limiting investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by domiciliaries of the countries; or (d) imposing additional taxes on foreign investors. Dividend income the Fund receives from non-U.S. issuers may not be eligible for the special tax treatment applicable to qualified dividend income.

The Fund anticipates investment in non-U.S. Infrastructure Issuers that have been or will be transferred from government to private ownership. Many of these companies have underdeveloped or obsolete technologies and equipment. It is impossible to predict whether any further privatizations will take place or what the terms or effects of such privatizations may be. There can be no assurance that, if any privatization is undertaken on a private placement basis, the Fund will have the opportunity to participate in the investing consortium. Changes in governments or economic factors could result in a change in the policies on privatization in countries with emerging markets.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of non-U.S. issuers. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with non-U.S. securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute Stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Dependence on Key Personnel

The Fund is dependent upon the expertise of Mr. Jon Fitch, the Fund’s portfolio manager. If MIFA were to lose the services of Mr. Fitch, the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fitch in the event of his death, resignation, retirement or inability to act on behalf of MIFA.

Emerging Market Risk

The Fund may invest in countries that are considered emerging market countries at the time of purchase. The Fund’s investments in emerging markets are subject to all of the risks described in “Non-US Investments Risks” and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. The securities markets of emerging markets countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Extreme short-term price volatility in these markets is not unusual. Markets that are generally considered to be liquid may become illiquid for short or extended periods. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of what limited regulations there are may be extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as gross domestic product rate of growth, rates of inflation, exchange rate depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries. Some additional significant risks include:

•	Political and social uncertainty (for example, regional conflicts and risk of war)

•	Currency exchange rate volatility

•	Pervasiveness of corruption and crime

•	Delays in settling purchases and sales of securities

•	Risk of loss arising out of failure in systems of share registration and custody

•	Less government supervision and regulation of business and industry practices, stock exchanges, broker and listed companies than in the United States

•	Currency and capital controls

•	Greater sensitivity to interest rate changes

All of these factors make the prices of securities of companies in emerging markets generally more volatile than securities’ prices of companies in developed markets, and increase the risk of loss to the Fund.

Foreign (Non-U.S.) Currency Risk

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts, forward contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Leverage Risk

The Fund intends to utilize leverage through the issuance of Leverage Instruments in amounts of approximately 38% of its Total Assets immediately after such issuance. In the event the Fund utilizes leverage, there can be no assurance that the Fund’s leverage strategy will be successful. Leverage involves risks and special considerations for Stockholders including:

•	the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on Leverage Instruments issued by the Fund will reduce the return to the Stockholders or will result in fluctuations in the dividends paid on the Common Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund (and the market price of the Common Shares) than if the Fund were not leveraged; and

•	when the Fund uses Leverage Instruments, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage due to the fact that the management fee is calculated by reference to the Fund’s Total Assets (which includes the proceeds from the issuance of Leverage Instruments).

The use of leverage will also increase expenses borne by the Fund (and indirectly by the Stockholders), including costs and expenses relating to the issuance and maintenance of Leverage Instruments, debt service costs (including breakage payable in the event the Leverage Instruments are retired prior to their scheduled maturity date).

With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the “Credit Agreements”) will likely include usual and customary covenants for their respective type of transaction, including, but not limited to, limits on the Fund’s ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt. In addition, the Credit Agreements may not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% (or such greater percentage as may be set forth in the Credit Agreement) at any time. The Credit Agreement will limit the Fund’s ability to pay dividends or make other distributions on the Fund’s Common Shares unless the Fund complies with the Credit Agreement’s asset coverage test. In addition, the Credit Agreement may not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or preferred shares: (i) at any time that any event of default under the Credit Agreement has occurred and is continuing; (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement’s asset coverage test set forth in the Credit Agreement; or (iii) if certain other conditions are not met.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Fund preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede MIFA from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on preferred shares, the Fund will not issue preferred shares.

Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. In addition, the Fund must have asset coverage of at least 200% immediately after the issuance of any preferred stock. For purposes of borrowing, asset coverage means the ratio which the value of the Total Assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. For purposes of preferred stock, asset coverage means the ratio which the value of the Total Assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of involuntary liquidation preference of the preferred stock.

New Project Risk

Where the Fund invests in new infrastructure projects, it is likely to retain some residual risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction phase the major risks include: a delay in the projected completion of the project and a resultant delay in the commencement of cash flow; an increase in the capital needed to complete construction; and the insolvency of the head contractor, a major subcontractor and/or a key equipment supplier. Construction costs may exceed estimates for various reasons, including inaccurate engineering and planning, labor and building material costs in excess of expectations and unanticipated problems with project start-up. Such unexpected cost increases may result in increased debt services costs and insufficient funds to complete construction. Such increases may result in the inability of project owners to meet the higher interest and principal repayments arising from the additional debt requirement. Delays in project completion can result in an increase in total project construction costs through higher capitalized interest charges and additional labor and material expenses and consequently, an increase in debt service costs. It may also affect the scheduled flow of project revenues necessary to cover the scheduled operations phase debt service costs, operations and maintenance expenses and damage payments for late delivery.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in Common Shares represents an indirect investment in the securities and instruments owned by the Fund, of which a large proportion will be traded on national securities exchanges or in the over-the-counter markets. The value of these securities and instruments, like other market investments, may move up or down, sometimes rapidly and unpredictably.

The price of the Fund’s Common Shares will fluctuate and, at the time of sale, Common Shares may be worth more or less that the original investment or the Fund’s then-current NAV. The Fund cannot predict whether its Common Shares will trade at a price at, above or below its NAV.

The Common Shares were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. Common Shares owned by a Stockholder at any point in time may be worth less than the Stockholder’s original investment, even after taking into account the reinvestment of dividends and distributions on the Common Shares.

Equity Risk

The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably. These risks are heightened with investments in smaller and/or newer Infrastructure Issuers, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers. The securities of small companies are often less liquid and may not be traded in volumes typical of a larger company. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The Fund will invest in common stock. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which the Fund has exposure or of the Common Shares of the Fund itself. Common stock and other similar equity securities and instruments in which the Fund will invest will typically be structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

The Fund may also invest in preferred stock and hybrid securities, which may have special risks. Preferred and hybrid securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred or hybrid security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not yet received such income. Some preferred and hybrid securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s Total Assets may include investments in non-cumulative preferred or hybrid securities, under which the issuer does not have an obligation to make up any arrears to its Stockholders. Should an issuer of non-cumulative preferred or hybrid securities held by the Fund determine not to pay dividends on such a security, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable or paid. Preferred and hybrid securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments. Because preferred stock and hybrids are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of such instruments than senior debt securities with similarly stated yield characteristics. Preferred and hybrid securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Generally, preferred and hybrid security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may elect a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred or hybrid securities may redeem the securities prior to a specified date. For instance, for certain types of preferred or hybrid securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

Preferred, Hybrid and Debt Securities.    Interest rate risk includes the risk that debt securities and securities with debt-like characteristics, including preferred and hybrid securities, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the NAV and market price of the Common Shares may decline if market interest rates rise. During periods of declining interest rates, the issuer of a debt or a fixed income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Equity Securities.    The income and profits of many of the issuers in which the Fund might invest may be sensitive to interest rate fluctuations and therefore changes in the level of interest rates may have a direct bearing on the issuers’ ability to pay dividends or make distributions. When market interest rates rise, the market value of such investments may fall in anticipation of a decline in the issuers’ revenue and profitability because the issuer is unable to pay out higher dividends at times of higher interest rates. Therefore, the NAV and market price of the Common Shares may decline if market interest rates rise. It is important to consider the international aspects of the Fund. Interest rates in the country of the issuer of a security may generally have a greater impact than U.S. interest rates on the Fund.

Infrastructure Assets.    Infrastructure Assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an Infrastructure Asset may therefore be an important element to consider in assessing the interest risk of the Infrastructure Asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of Infrastructure Assets, the impact of interest rate fluctuations may be greater for Infrastructure Issuers than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Debt Securities Risk

The Fund may invest up to 20% of its Total Assets in debt securities, which are subject to interest rate risk. See “Risks—Interest Rate Risk.” They also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called “junk bonds”) are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Fund’s investments in such securities may be in default. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions. There is no minimum credit rating for the debt securities in which the Fund may invest. See “Other Risks—Non-Investment Grade Instruments Risk.”

Risk of Hedging and Other Derivatives Transactions

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to additional risks.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and forward contracts, which can be significant. The desirability of moderating these hedging costs will be a factor in the Adviser’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives transactions (such as futures, options, swaps and forward contracts) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or currency or interest rate movements. For example, the use of forward currency exchange contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains or losses and other income or losses that would not qualify as tax-advantaged dividends when distributed to Stockholders.

A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize derivatives successfully will depend on MIFA’s ability to predict pertinent market outcomes, which cannot be assured.

As a result of these risks, the use of derivative instruments might result in poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivative instruments. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. For a further description of the Fund’s hedging and other derivatives transactions, see “Additional Information About the Fund’s Investments and Investment Risks—Hedging Strategies and Other Derivatives Transactions” in the SAI.

Unlisted and Illiquid Securities Risk

Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities and other instruments of Infrastructure Issuers. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible. To the extent the Fund invests in securities and instruments the terms of which are privately negotiated, the terms of such securities and instruments may contain restrictions regarding resale and transfer. In addition, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund’s ability to purchase or sell such securities at a fair price may be impaired or delayed.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, any may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, rating, investor psychology, credit risk inflation and other factors relating to the Common Shares and the investments made by the Fund.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities and instruments of a single issuer. As a non-diversified investment company, the Fund may invest in the securities and instruments of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and, therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. The Fund intends, however, to limit its investments so that, at the time of investment, no more than 5% of its Total Assets are invested in the securities and instruments of any single Infrastructure Issuer.

Temporary Defensive Strategies Risk

When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions

The Maryland General Corporation Law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status, or to change the composition of the Fund’s Board of Directors. The Fund has also adopted other measures that may make it difficult for a third party to obtain control of the Fund, including provisions of the Fund’s Charter classifying the Fund’s Board of Directors in three classes serving staggered three-year terms, and provisions authorizing the Fund’s Board of Directors (1) to classify or reclassify shares of the Fund’s stock in one or more classes or series, (2) to cause the issuance of additional shares of the Fund’s stock, and (3) to amend the Fund’s Charter, without Stockholder approval, to increase or decrease the number of shares of stock that the Fund has authority to issue. These provisions, as well as other provisions of Maryland law and the Fund’s Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of Stockholders. As a result, these provisions may deprive Stockholders of opportunities to sell their Common Shares at a premium over the then current market price of the Fund’s Common Shares. See “Description of Capital Stock” and “Certain Provisions of Maryland Law and the Fund’s Charter and Bylaws.”

Other Risks

Valuation of Unlisted Securities and Instruments

As there may be no open market to establish an independent value for the Fund’s interest in unlisted securities and instruments, the Fund’s valuation procedures provide that such investments must be fair valued. The fair value computation will be subject to policies and procedures established by the Board. The Fund expects in most instances that the Adviser will determine a fair value of the investment pursuant to these policies and procedures, which determination will be subject to Board approval. There can be no assurance that the Fund will be able to sell an unlisted security or instrument for an amount equal to the fair value determined by the Fund for that security or instrument or that there will be a market for such security or instrument. Unlisted securities and instruments are illiquid by nature and the sale price of such assets may be materially below the value of the interest were it to be held for the long term. Certain of such securities and instruments may decline in value over time due to the nature of the assets. This will occur, for example, with a solid waste disposal site with a regulated capacity limit and with an entity that has a finite life concession agreement with a government agency to provide a service (e.g., toll roads and airports). Such a decline in the value of the underlying assets should be reflected in the market value of the equity and debt instruments of the issuer, thereby providing a total return to investors that reflects the nature of these assets. The Board will establish policies and procedures to establish the fair value for investments, if any, in Infrastructure Issuers with interests in these types of assets where there is no independent market valuation available. See “Net Asset Value.”

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for long-term investors seeking a high level of total return. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each Stockholder should take into account the Fund’s investment objective as well as the Stockholder’s other investments when considering an investment in the Fund.

Income Risk

The income Stockholders receive from the Fund is based primarily on the dividends, interest and other distributions and capital gains the Fund earns from its investments, which can vary widely over the short and long term. The Fund’s income may be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Country Risk

This risk arises as the Fund may have exposure of up to 30% of its Total Assets to any one OECD country (other than the U.S., to which it may have exposure of up to 50% of its Total Assets) and up to 10% of its Total Assets to any one non-OECD country. The impact on the Fund’s NAV of specific risks identified in this prospectus such as political, regulatory, interest rate, currency and inflation may be magnified due to concentration of the Fund’s investments in a particular country.

Tax Risk

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. Under current law, qualified dividend income and long-term capital gains are taxed to non-corporate investors at a maximum federal income tax rate of 15%. This tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

Additional risk exists as it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. In addition, in order to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its Total Assets and the Stockholder must meet holding period and other requirements with respect to the Fund’s Common Shares. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Strategic Asset Risk

Infrastructure Issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by Infrastructure Issuers, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an Infrastructure Issuer fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Fund Distribution Risk

Pursuant to its distribution policy, and under normal market conditions, the Fund intends to make regular quarterly distributions on its Common Shares out of assets legally available for distributions. The Fund currently intends either to pay out less than the entire amount of net investment income earned, which includes net short-term capital gains, in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distributions paid by the Fund to Stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to Stockholders and may choose not to do so. Distributions might not be made in equal amounts, and, therefore, a distribution made in one period may be larger or smaller than distributions made in other periods. For federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. To the extent the total quarterly distributions for a year exceed the Fund’s investment company taxable income and net capital gain for that year, the excess will generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a Stockholder’s tax basis in the shares. See “U.S. Federal Income Tax Considerations.” In addition, such excess distributions may have the effect of decreasing the Fund’s Total Assets and may increase the Fund’s expense ratio as the Fund’s fixed expenses may become a larger percentage of the Fund’s average net assets.

Investment Companies Risk

The Fund may invest, to the extent permitted by law, in securities and instruments of other open- or closed-end U.S. or non-U.S. investment companies that invest primarily in securities of the types in which the Fund may invest directly. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in the securities and instruments of other investment companies. In these circumstances holders of the Fund’s Common Shares will be subject to an additional layer of investment expenses and certain of these fees may be payable to affiliated entities of the Adviser.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, interest and dividend rates of any Leverage Instruments the Fund may have issued would likely increase, which would tend to further reduce returns to Stockholders.

Many of the companies in which the Fund may invest may have long-term rights to income linked to some extent to inflation. Typically, as inflation rises an issuer will earn more revenue and when inflation declines, it will not be able to earn a similar increase.

If an issuer is unable to increase its revenue and profits at times of higher inflation, it will be unable to pay out higher dividends to compensate for decreases in the value of money. The equity value of such issuers may fall. Many issuers in the infrastructure industries may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of Infrastructure Issuers may decline in value in times of higher inflation rates.

The prices that an Infrastructure Issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or some other factor. In this case, changes in the rate of inflation may affect the forecast profitability of the Infrastructure Issuer.

Non-Investment Grade Instruments Risk

The Fund may invest up to 20% of its Total Assets in debt securities or instruments rated non-investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These non-investment grade instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody’s Investor Services, Inc. (“Moody’s”), CC or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)).

Non-investment grade securities and debt instruments are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Under adverse economic conditions, there is a risk that non-investment grade issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of non-investment grade issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for non-investment grade instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for non-investment grade instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of non-investment grade instruments, under these circumstances, may be less than the prices used in calculating the Fund’s NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value non-investment grade instruments than more highly rated securities.

Documentation Risk

Infrastructure Assets are often governed by a complex series of legal documents and contracts. As a result, the risk of a dispute over interpretation or enforceability of the documentation may be higher than for other issuers.

Operation Risk

The long-term profitability of an Infrastructure Issuer is partly dependent on the efficient operation and maintenance of its Infrastructure Assets. Should an Infrastructure Issuer fail to efficiently maintain and operate the assets, the Infrastructure Issuer’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an Infrastructure Asset may have a major impact on the Infrastructure Issuer. Failure by the Infrastructure Issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages. See “Risks—Strategic Asset Risk.”

Credit Risk

The Fund’s NAV and ability to pay dividends is dependent upon the performance of the Fund’s investments. That performance, in turn, is subject to a number of risks, including the credit risk of the Fund’s underlying assets invested in debt securities and Infrastructure Issuers’ credit exposures to their major customers. See “Risks—Customer Risk.” Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more of the Fund’s investments will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Customer Risk

Infrastructure Issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the Infrastructure Issuer and the value of any securities or other instruments it has issued.

Distribution Risk for Equity Income Securities

In selecting equity securities in which the Fund will invest, MIFA may consider the issuer’s history of making regular periodic distributions (e.g., dividends) to its equity holders. An issuer’s history of paying distributions, however, does not guarantee that the issuer will continue to pay dividends in the future. The income distribution associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. In addition, a component of distributions will represent capital gains. These may be subject not only to the issuer’s underlying fundamentals but also to general market conditions.

Portfolio Turnover Risk

The Fund cannot accurately predict its annual portfolio turnover rate. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Stockholders, will be taxable as ordinary income. However, MIFA intends to focus on those Infrastructure Issuers that have the potential to provide long-term stable income, thus allowing for a greater percentage of the Fund’s capital gains or losses to be treated as long-term gains or losses for tax purposes.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund is managed under the direction of the Board of Directors, including supervision of the duties performed by MIFA. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

MIFA is the investment adviser to the Fund and is responsible for determining the Fund’s overall investment strategy and overseeing implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MIFA is a limited liability company formed in Delaware on January 14, 2004, and is registered as an investment adviser under the Advisers Act. MIHI is the sole member of MIFA and is wholly owned by MBL through a subsidiary. Since March 2004, MIFA has served as an investment sub-adviser to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a registered closed-end fund which listed on the New York Stock Exchange in March 2004 (NYSE: “MFD”). MIFA sub-advises approximately $205 million of MFD’s net assets as of March 31, 2005. Currently, MIFA does not advise or manage any other investment companies, other pooled investment vehicles or separate accounts.

The Macquarie Group is a diversified international provider of financial and investment banking services, with over 6,500 staff in 23 countries. The Macquarie Group has experience in the assessment and valuation of Infrastructure Assets and experience with the operational and regulatory risks faced by Infrastructure Issuers. MIFA’s advisory personnel may include personnel shared with other members of the Macquarie Group, who will assist MIFA’s other personnel in critically assessing Infrastructure Issuers and their underlying assets and businesses, and the Fund’s holdings on an on-going basis. MIFA’s principal business address is 125 West 55th Street, New York, NY 10019.

As of March 31, 2005, the Macquarie Group had over US$66 billion in assets under management. Historically, a significant portion of the Macquarie Group’s international income has been derived from infrastructure funds management and the provision of financial advisory services to the infrastructure industry. Examples of services provided by the Macquarie Group include debt and equity underwriting, research, initial public offerings, structured and project finance, strategic advice and mergers and acquisitions, deal origination, acquisition advisory and debt and equity structuring and placement. The Macquarie Group manages, directly or indirectly, approximately US$23 billion of Infrastructure Assets (based on the most recent audited gross assets of each fund managed by MBL or one if its subsidiaries, as reflected in MBL’s March 31, 2005 annual public filings). Twelve investment vehicles managed by the Macquarie Group are listed on the Australian Stock Exchange.

Mr. Jon Fitch will be primarily responsible for the day-to-day management of the Fund’s Total Assets. Mr. Fitch is the Chief Investment Officer and Chief Executive Officer of MIFA. Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over fifteen years’ business experience encompassing business management, equity analysis, strategic consulting and banking. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited (formerly known as Macquarie Equities Limited) and was responsible for coverage of 12 companies across the sector, including tollroads, gas companies, electric utilities, airports and diversified funds.

From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong based research team of five analysts. While in Hong Kong, Mr. Fitch personally initiated coverage on nine infrastructure and utilities companies with a combined market capitalization of approximately $50 billion. Stocks covered included the Hong Kong utilities, the Chinese power producers, airport, rail and multi-asset infrastructure investment companies.

Mr. Fitch returned to Australia in mid 2003 where, prior to becoming the Chief Investment Officer and Chief Executive Officer of MIFA in 2004, he was responsible for coverage of Australian utilities and energy stocks for Macquarie Securities Limited. Since February 2004, Mr. Fitch has been responsible for sub-advising MFD. MFD is a fund which, similar to the Fund, invests in securities and instruments that are issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of Infrastructure Assets. Currently, Mr. Fitch serves in no other capacity with respect to the Macquarie Group.

Mr. Fitch has a Graduate Diploma in Applied Finance and Investment (1992-1994) from the Securities Institute of Australia and a Masters of Business in Accounting and Finance (1990-1992) from the University of Technology, Sydney. He is an Associate Member of the Securities Institute of Australia.

The Fund’s SAI provides additional information about Mr. Fitch’s compensation, other accounts managed by Mr. Fitch and Mr. Fitch’s ownership of securities issued by the Fund.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between MIFA and the Fund, the Fund has agreed to pay MIFA an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets for Total Assets of the Fund up to and including $300 million, 0.90% of the Fund’s Total Assets for Total Assets of the Fund over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets for Total Assets of the Fund over $500 million.

In addition to the management fee, the Fund pays all other costs and expenses of its operations, including brokerage commissions and other portfolio transaction costs; compensation of its Directors (other than those affiliated with MIFA); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent registered public accounting firm; expenses of repurchasing shares; expenses of preparing, printing and distributing Stockholder reports, notices, proxy statements and reports to or filings with governmental agencies; and taxes, if any.

The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share. Because the fee paid to the Adviser will be calculated on the basis of the Fund’s Total Assets, which include the proceeds from the issuance of Leverage Instruments, the dollar amount of the Adviser’s fees from the Fund will be higher (and the Adviser will benefit to that extent) when leverage is utilized. See “Summary of Fund Expenses.”

Pursuant to a name agreement by and between the Fund and MIFA, MIFA has the right to preclude the Fund from using references to MIFA and Macquarie, respectively, and to impose conditions on the use of such references. In addition, if MIFA or an affiliate of MIFA no longer serves as Adviser, the right of the Fund to use the reference to Macquarie in its name shall terminate.

Certain Affiliations and Conflicts of Interest

The investment activities of MIFA and other affiliates of the Macquarie Group (for their own accounts and other accounts they manage) may give rise to conflicts of interest that could disadvantage the Fund and its Stockholders. Many of the members of the Macquarie Group could be deemed to be “affiliated persons” (as defined under the 1940 Act) of MIFA and/or the Fund. MIFA has adopted written policies and procedures that it believes, collectively, address investment activities of, and other arrangements involving, MIFA that may give rise to such conflicts of interest.

The Macquarie Group has put in place ethical walls between its various businesses. The ethical walls are information barriers that prevent confidential or potentially price-sensitive information held within one area in the Macquarie Group from being communicated to another area. The Macquarie Group’s ethical walls involve a combination of both structural measures (for example, physical separation among areas and security and access restrictions) and employee conduct measures (for example, trading blackout periods and policies against insider trading). MIFA is positioned within the Macquarie Group’s Funds Management Group, which is contained within an ethical wall separate from other areas of the Macquarie Group, including investment banking. Each MIFA advisory employee shared with other members of the Macquarie Group is, among other things, treated as an “associated person” (as contemplated under the Advisers Act) of MIFA and, as such, is subject to all of the “Affiliated Persons” policies and procedures applicable with respect to MIFA and the Fund.

The Macquarie Group, as a diversified international provider of financial and investment banking services, is involved with a broad range of financial services, particularly in the infrastructure sector. Affiliated members of the Macquarie Group, in turn, engage in a broad range of activities over which MIFA has no control or ability to exercise oversight. As a result, it is possible that the Fund may seek to make an investment in an Infrastructure Issuer for which a member of the Macquarie Group provides investment banking, operational, consulting or other similar services, or to which a member of the Macquarie Group provides similar services with respect to specific Infrastructure Assets owned by the Infrastructure Issuer. Infrastructure Issuers in which the Fund may invest may also include entities for which a member of the Macquarie Group provides investment advisory services. Such members of the Macquarie Group may earn fees from providing such services. Depending on the facts and circumstances of a particular investment, an investment in such Infrastructure Issuer may be prohibited under Section 17(a) or Section 17(d) and Rule 17d-1 of the 1940 Act. As a result, each investment by the Fund in an Infrastructure Issuer to which a member of the Macquarie Group provides such services, or which holds an Infrastructure Asset to which a member of the Macquarie Group provides such services, may be made only if the investment is (i) approved in each instance by the Board, including a majority of the independent directors, or otherwise made in compliance with all policies and procedures adopted by the Board and (ii) made in accordance with the 1940 Act and any other applicable law. The Fund’s current intention is not to invest in any Infrastructure Issuer for which a member of the Macquarie Group provides investment banking, operational, consulting or other similar services, or to which a member of the Macquarie Group provides similar services with respect to specific Infrastructure Assets owned by the Infrastructure Issuer, or entities for which a member of the Macquarie Group provides investment advisory services. To the extent the Fund invests in such entity, the Fund may be limited in its ability to freely trade the security at a future point to the extent that personnel of MIFA or of the Macquarie Group have or may be deemed to have material, non-public information in regard to such entity. The application of these restrictions could limit the Fund’s ability to participate in certain investment opportunities.

Members of the Macquarie Group, including MIFA, may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and pooled investment vehicles) that have investment objectives similar to those of the Fund and/or engage in transactions in the same types of securities and instruments as the Fund. Other than MFD, none of the funds are registered investment companies under the 1940 Act. Such transactions will, except as discussed below, be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through an investment in securities and instruments of Infrastructure Issuers that is made at the same time as investments by other funds advised by MIFA or one of its affiliates. Depending on the facts and circumstances of a particular investment, participation by the Fund and such affiliate in an investment in the same securities may be prohibited under Section 17(d) and Rule 17d-1 of the 1940 Act. As a result, each investment by the Fund that is proposed to be made at the same time that other funds advised by MIFA or an affiliate of MIFA invest may be made only if the investment is (i) allocated in a fair and equitable manner pursuant to procedures adopted by MIFA, (ii) approved in each instance by the Board, including a majority of the independent directors, or otherwise made in compliance with all policies and procedures adopted by the Board (for example, relating to investments in publicly traded securities) and (iii) made in accordance with the 1940 Act and any other applicable law.

Members of the Macquarie Group, including MIFA, and their affiliates may, although they are not required to, purchase, hold or sell securities issued by the Fund.

From time to time, the Fund’s activities may be restricted due to regulatory restrictions applicable to the Macquarie Group and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, during which MIFA or the Fund may be restricted from engaging in certain transactions.

The Fund has authorized the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund’s securities and other instruments. To the extent consistent with applicable law and the investment policies of the Fund and approved by the Board, the Adviser may select brokers or dealers related to the Adviser, who may earn customary commissions or other fees from any such purchase and sale. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

NET ASSET VALUE

The NAV of the Common Shares will be computed based upon the value of the securities and other assets held by the Fund. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below). The Fund calculates NAV per Common Share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares from the Fund’s Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The assets of the Fund will be valued daily in accordance with Valuation Procedures adopted by the Board. MIFA anticipates that a majority of the Fund’s assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted securities and instruments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (for example, U.S. debt and non-U.S. securities), but before the Fund values its assets, would call into doubt whether the earlier market quotation represents fair value, the Fund may use a fair value method in good faith to value the Fund’s securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Board, and in accordance with the provisions of the 1940 Act.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Debt securities with a remaining maturity of 60 days or more will be valued by the Fund at market value using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Debt securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Forward non-U.S. currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

Non-U.S. Listed Securities

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular non-U.S. listed security or such valuation is deemed unreliable, the Board or its designee may value such security at a fair value as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act.

Fair Value

When applicable, especially with unlisted securities or instruments, fair value is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer;

•	the fundamental business data relating to the issuer;

•	an evaluation of the forces that influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer;

•	the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

•	other relevant factors.

DISTRIBUTIONS

The Fund intends to distribute to holders of its Common Shares quarterly dividends of all or a portion of its net income and/or realized short-term gains after payment of dividends and interest in connection with any leverage used by the Fund. It is expected that the initial quarterly dividend on the Fund’s Common Shares will be declared approximately 60 to 90 days, and paid approximately 90 to 120 days, after the completion of this offering, depending on market conditions.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the assets held by the Fund, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV, and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. Stockholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Section 19(a) of the 1940 Act and Rule 19a-1 require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. For example, if the source of the dividend or other distribution were the original capital contribution of the Stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Stockholders, such distribution may affect the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

DIVIDEND REINVESTMENT PLAN

If a Stockholder’s Common Shares are registered directly with the Fund or if a Stockholder holds its Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless the Stockholder elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, The Bank of New York, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by The Bank of New York, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•

If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions. See “U.S. Federal Income Tax Considerations.”

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from The Bank of New York.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund’s Charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the Fund’s Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

The Fund’s authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as Common Shares. There is currently no market for the Common Shares, and the Fund can offer no assurances that a market for Common Shares will develop in the future. The Fund’s Common Shares have been approved for listing, subject to notice of issuance, on the NYSE under the symbol “MGU”. There are no outstanding options or warrants to purchase Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under Maryland law, Stockholders generally are not personally liable for the Fund’s debts or obligations.

Under the Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining Stockholder approval. As permitted by the Maryland General Corporation Law, the Charter provides that the Board of Directors, without any action by Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Common Shares or the number of shares of stock of any class or series that the Fund has authority to issue.

Common Stock

All shares of Common Shares have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to Stockholders if, as and when authorized by the Board of Directors and declared by us out of funds legally available therefor. Common Shares have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund’s liquidation, dissolution or winding up, each Common Share would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of preferred stock, if any preferred stock is outstanding at such time. Each Common Share is entitled to one vote on all matters submitted to a vote of Stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Common Shares will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Common Shares can elect all of the directors, and holders of less than a majority of Common Shares will be unable to elect any director.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Common Shares into other classes or series of stock, including preferred stock, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred stock that might be issued. The Fund may elect to issue preferred stock as part of its leverage strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of Common Shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Fund’s Directors at any time two years’ dividends on any preferred stock are unpaid.

Outstanding Securities

The following table sets forth information with respect to the outstanding securities of the Fund as of August 24, 2005.

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common Stock	100,000,000	0	4,189

CERTAIN PROVISIONS OF MARYLAND LAW AND THE FUND’S CHARTER AND BYLAWS

The Maryland General Corporation Law and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Fund’s Board of Directors. The Fund believes the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the Stockholders. A classified Board may render a change in control of the Fund or removal of incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors

The Fund’s Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to the Fund’s Charter, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless the Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than 15. The Charter provides that, at such time as the Fund has at least three independent directors and the Common Shares are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, Stockholder action can be taken only at an annual or special meeting of Stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for Stockholder action by less than unanimous written consent (which the Fund’s Charter does not). These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Stockholder-requested special meeting of Stockholders discussed below, may have the effect of delaying consideration of a Stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Fund’s Bylaws provide that, with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders

The Fund’s Bylaws provide that special meetings of Stockholders may be called by the Board of Directors and certain of the Fund’s officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Stockholders requesting the meeting, a special meeting of Stockholders will be called by the secretary of the Fund upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s Charter generally provides for approval of Charter amendments and extraordinary transactions by the Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that certain Charter amendments and any proposal for the Fund’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for the Fund’s liquidation or dissolution requires the approval of the Stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of the Fund’s continuing directors (in addition to approval by the Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in the Charter as the current directors as well as those directors whose nomination for election by the Stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

The Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized closed-end investment company. Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price of the Common Shares may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price being greater than, less than or equal to NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Stockholders, the Board may consider from time to time engaging in open market repurchases, tender offers for Common Shares or other programs intended to reduce the discount. No guarantees or assurances can be given, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per Common Share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, Stockholders should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Leverage Instrument. Any share repurchases or tender offers will be made in accordance with requirements of the Exchange Act, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its Stockholders (including Stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular Stockholders. Furthermore, this discussion assumes that Stockholders are subject to U.S. federal income tax on a net basis regardless of source and will hold Common Shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Code.

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status

The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, its diversification of holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (3) the Fund distributes to its Stockholders at least 90% of its investment company taxable income, which includes short-term (but not long-term) capital gains, and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in case of individual and other noncorporate Stockholders and (ii) for the dividends received deduction in the case of corporate Stockholders.

Distributions

Fund distributions are generally taxable to Stockholders. After the end of each year, a Stockholder will receive a tax statement that separates the Stockholder’s Fund distributions into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, are generally taxed at the Stockholder’s ordinary income tax rate, but, as further discussed below, if the Fund holds equity securities, under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions received from the Fund may be designated by the Fund as qualified dividend income and taxed at tax rates equal to those applicable to net capital gains. Distributions the Fund designates as made from an excess of net long-term capital gains over net short-term capital losses are capital gain dividends. Generally, a Stockholder will treat all capital gain dividends as long-term capital gains regardless of how long the Stockholder has owned the Common Shares. To determine the actual tax liability for capital gain dividends, a Stockholder must calculate the total net capital gain or loss for the tax year after considering all of the Stockholder’s other taxable transactions. Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the Stockholder’s basis in the Common Shares and thus will generally not be taxable to the Stockholder. Distributions in excess of the Stockholder’s basis in the Common Shares will be treated as capital gain.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The tax status of distributions received by a Stockholder from the Fund is not affected by whether the Stockholder reinvests distributions in additional Common Shares or receives them in cash. If the Fund pays a Stockholder a dividend in January that was declared in the previous October, November or December to Stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the Stockholder on December 31 of the year in which the dividend was declared.

Dividends Received Deduction

A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs. However, certain ordinary income dividends on Common Shares that are attributable to qualifying dividends received by the Fund from certain U.S. corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

Sale or Exchange of Fund Shares

If a Stockholder sells or otherwise disposes of Common Shares, the Stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a Stockholder must subtract the tax basis in the Stockholder’s Common Shares from the amount received in the transaction. A Stockholder’s tax basis in Common Shares is generally equal to the cost of the Stockholder’s Common Shares, generally including sales charges. In some cases, however, the Stockholder may have to adjust the Stockholder’s tax basis after the Stockholder purchases Common Shares.

Any gain arising from a sale or other disposition of Common Shares generally will be treated as long-term capital gain or loss if the Stockholder has held the Common Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares. The ability to deduct capital losses may be subject to limitations under the Code.

Taxation of Net Capital Gains and Certain Ordinary Income Dividends

Under the Tax Act, for an individual, for taxable years beginning before January 1, 2009, the maximum U.S. federal income tax rate for net capital gain is generally 15%. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.

For taxable years beginning before January 1, 2009, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Stockholder and Fund levels. In general, for the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or for more than 90 days during the associated 181-day period in the case of certain preferred stocks). The Fund cannot guarantee that any distributions will be treated as qualified dividend income.

Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain qualified non-U.S. corporations. Generally, qualified non-U.S. corporations include corporations that are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States. A corporation is also treated as a qualified non-U.S. corporation if the stock of such corporation is readily tradable on an established securities market in the United States. Additionally, distributions by certain non-U.S. corporations defined as passive foreign investment companies will not be regarded as qualified dividend income. The Fund cannot guarantee that it will not invest in passive foreign investment companies.

Other Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not constitute qualifying income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

If the Fund acquires certain financial instruments, including debt instruments, denominated in or by reference to a foreign currency, any gain or loss attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of disposition of the instrument would be treated as ordinary income or loss under the Code. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to Stockholders as ordinary income.

Passive Foreign Investment Companies

Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to Stockholders, would not be taxable to the Fund.

The Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to Stockholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Foreign Tax Credit

Investment income received by the Fund may be subject to foreign taxes. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s Stockholders the amount of foreign taxes paid by the Fund during such taxable year. If the Fund so elects, each Stockholder would be required to include in gross income, even though not actually received, his ratable share of the foreign taxes paid by the Fund. As a result, each Stockholder would be treated as having paid his ratable share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against its U.S. federal income tax liability (but not both). For purposes of the foreign tax credit limitation rules of the Code, each Stockholder would treat as foreign source income his ratable share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual Stockholder who does not itemize deductions. In certain circumstances, a Stockholder that (1) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (2) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet the holding period requirement described in clause (1) above with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through to Stockholders. Each Stockholder should consult his own tax advisors regarding the potential treatment of foreign taxes paid by the Fund.

Backup Withholding

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Stockholder may be refunded or credited against the Stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, non-U.S., state, local income or other taxes.

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriters	Number of Common Shares
Citigroup Global Markets Inc.	7,095,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,400,000
A.G. Edwards & Sons, Inc.	325,000
Wachovia Capital Markets, LLC	1,100,000
Advest, Inc.	275,000
H&R Block Financial Advisors, Inc.	75,000
Ferris, Baker Watts, Incorporated	100,000
Janney Montgomery Scott LLC	50,000
Legg Mason Wood Walker, Incorporated	650,000
Oppenheimer & Co. Inc.	350,000
RBC Capital Markets Corporation	1,450,000
Stifel, Nicolaus & Company, Incorporated	200,000
Wedbush Morgan Securities Inc.	125,000
Wells Fargo Securities, LLC	225,000
Robert W. Baird & Co. Incorporated	100,000
Doft & Co., Inc.	50,000
Morgan Keegan & Company, Inc.	40,000
Piper Jaffray & Co.	150,000
SunTrust Capital Markets, Inc.	40,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	20,000
Mesirow Financial, Inc.	20,000
Sanders Morris Harris Inc.	20,000
Brookstreet Securities Corporation	10,000
CMG Institutional Trading LLC	10,000
Crowell, Weedon & Co.	10,000
David A. Noyes & Company	10,000
First Montauk Securities Corp.	10,000
Gilford Securities Incorporated	10,000
HSBC Securities (USA) Inc.	10,000
Huntleigh Securities Corporation	10,000
Johnston, Lemon & Co. Incorporated	10,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	10,000
National Securities Corporation	10,000
Newbridge Securities Corporation	10,000
Northeast Securities, Inc.	10,000
Strand, Atkinson, Williams & York, Inc.	10,000

Total	17,000,000

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not to exceed $0.75 per Common Share. The sales load the Fund will pay of $1.125 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. Investors must pay for any Common Shares purchased on or before August 30, 2005. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 2,549,068 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and MIFA have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, MIFA and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund’s Common Shares have been approved for listing, subject to notice of issuance, on the NYSE under the symbol “MGU”. The Underwriters have undertaken to sell Common Shares to a minimum of 2,000 beneficial owners in lots of 100 or more Common Shares to meet NYSE distribution requirements for trading.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares:

	Paid by Fund
	No Exercise	Full Exercise
Per share	$1.125	$1.125
Total	$19,125,000	$21,992,702

The Fund and MIFA have each agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to the payments the Underwriters may be required to make because of any of these liabilities.

MIFA has agreed to pay all organizational expenses and Common Share offering expenses of the Fund (other than the sales load) that exceed $0.05 per Common Share.

The Fund has agreed to reimburse certain underwriting expenses in an amount equal to $0.005 per Common Share, which amount will not exceed $85,000 or 0.02% of the total initial price to the public of the Common Shares offered hereby.

MIFA (and not the Fund) will pay to Citigroup Global Markets Inc. from its own assets a structuring fee for advice relating to the structure and design of the Fund, including advice regarding features which may enhance the Fund’s acceptance in the current market environment and optimize after market performance and the organization of the Fund, as well as services relating to the sale and distribution of the Fund’s Common Shares in an amount equal to $1,843,069, which is 0.43% of the total initial price to the public of the Common Shares offered hereby. MIFA (and not the Fund) has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) a quarterly fee at the annual rate of 0.15% of the Fund’s average weekly total managed assets attributable to the Common Shares sold by Merrill Lynch, in this offering, such fee to be payable during the continuance of the Investment Management Agreement and subject to the limitations below. Merrill Lynch has agreed to provide certain after-market services to MIFA designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the closed-end investment company industry, and the provision of information with respect to strategies to address market value discounts. The total amount of the additional compensation payments made to Merrill Lynch will not exceed 4.04% of the price to the public from the Common Shares sold in this offering.

The sum of the fees described above, the amounts paid by the Fund to reimburse certain Underwriter expenses and the sales load are treated as additional underwriting compensation to the Underwriters and will not exceed 9.0% of the total initial price to the public of the Common Shares offered hereby.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities, and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices relating to prevailing market prices at the time of the sale.

In connection with the offering, Citigroup Global Markets Inc. on behalf of the Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that from time to time certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters have performed investment banking and advisory services for MIFA and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for MIFA in the ordinary course of business.

Prior to the public offering of Common Shares, an affiliate of MIFA will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

The custodian of the assets of the Fund is The Bank of New York. The Fund’s transfer, shareholder services and dividend paying agent is The Bank of New York. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement, ALPS Services provides certain administrative, bookkeeping and accounting services to the Fund. These services include furnishing clerical services; compiling data for and preparing and filing certain notices and reports with the Securities and Exchange Commission; preparing financial statements; coordinating execution and filing of tax returns by the Fund; assisting with the preparation of reports to the Fund’s Stockholders and registration statements for the Fund; assisting in the computation of NAV; and generally assisting in the Fund’s non-investment operations. For these services, ALPS Services is entitled to receive a monthly fee at the annual rate of 0.13% of the Fund’s average daily net assets plus the proceeds of any Leverage Instruments.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Shearman & Sterling LLP and for the Underwriters by Simpson Thacher & Bartlett LLP. Shearman & Sterling LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

17,000,000 Shares

Macquarie Global Infrastructure Total Return Fund Inc.

Common Shares

$25.00 per share

PROSPECTUS

August 25, 2005

Citigroup

Merrill Lynch & Co.

A.G. Edwards

Wachovia Securities

Advest, Inc.

H&R Block Financial Advisors, Inc.

Ferris, Baker Watts

Incorporated

Janney Montgomery Scott LLC

Legg Mason Wood Walker

Incorporated

Oppenheimer & Co.

RBC Capital Markets

Stifel, Nicolaus & Company

Incorporated

Wedbush Morgan Securities Inc.

Wells Fargo Securities, LLC

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

The Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a newly organized, non-diversified closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to common shares of the Fund (“Common Shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated August 25, 2005 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing any Common Shares. A copy of the Fund’s Prospectus may be obtained without charge by calling 1-800-910-1434 or from the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This SAI is dated August 25, 2005.

i

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares which immediately after issuance will have asset coverage in the amount required under the 1940 Act, (ii) indebtedness which immediately after issuance will have asset coverage in the amount required under the 1940 Act, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;

(4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities);

(6) Make loans of cash or other assets, other than by entering into repurchase agreements, lending portfolio securities or through the purchase of securities in accordance with its investment objective, policies and limitations; or

(7) Invest 25% or more of its “Total Assets” (meaning net assets of the Fund plus the proceeds from any preferred equity, notes or other instruments evidencing indebtedness) in securities and instruments of issuers in any single industry, except that the Fund may invest 25% or more of its Total Assets in the infrastructure industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For the purpose of applying the limitation set forth in subparagraph (7) above, a governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as a public corporation or a privately owned entity, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without a Stockholder vote: The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

(2) Purchase securities of listed companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The foregoing fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and any preferred shares of the Fund, if any, voting together as a single class, and of the holders of the outstanding preferred shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s shares, whichever is less.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND INVESTMENT RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the Fund’s Prospectus.

DEBT SECURITIES

The Fund may invest up to 20% of its Total Assets in debt and other fixed income securities, including corporate bonds, that are not required to be issued by Infrastructural Issuers. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Certain corporate bonds are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis. Thus, the Fund may have to sell other investments, even when it may not be advisable to do so, to make income distributions to the Stockholders.

HEDGING STRATEGIES AND OTHER DERIVATIVES TRANSACTIONS

The Fund may, but is not obligated to, use a variety of financial instruments and investment techniques to attempt to hedge certain risks to which it will be subject. The instruments and techniques in which the Fund may invest include options, forward contracts, futures contracts, and swap agreements. Though not expected to be a significant component of its investment strategy, the Fund may use certain financial instruments and investment techniques, such as writing covered calls, to increase its income or total return. In addition, the Fund may use financial instruments and investment techniques such as total return swaps as an alternative to investing directly in a security. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance.

Options.    The Fund may purchase put and call options on securities, currencies and indices. A call option on a security or currency is a contract pursuant to which the purchaser of the option, in return for payment of a premium to the seller of the option, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. A put option is a similar contract that gives its purchaser, in return for payment of a premium to the seller of the option, the right to sell the underlying security or currency at a specified price during the option term or upon the expiration of the option. The Fund may settle options through receipt or payment of cash rather than delivery of the assets underlying the option.

Index options operate in the same way as options on securities and currencies except that exercises of index options are effected with cash payments and do not involve delivery of the underlying securities or currencies. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

Certain Risks Associated with Options.    The purchase and writing of options involves certain risks. For example, the writer of an option may have no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

There are several further risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on the Adviser’s ability to predict pertinent market investments, which cannot be assured.

Futures Contracts and Related Options.    The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indices and foreign currencies (discussed above). A futures option may give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Certain Risks Associated with Futures Contracts and Related Options.    Transaction costs are incurred when a futures contract or futures option is bought or sold and margin deposits must be maintained. In order to enter into a futures contract or option, the Fund must deposit with its custodian in the name of the futures commodities merchant funds (or, with the broker, if legally permitted) in an amount equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open futures positions by entering into an equivalent but opposite position in another contract month, on another market or in the underlying asset or index. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the futures contract or the underlying asset or due to recent news events involving the underlying asset.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or a gain), to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying asset or index. These pricing disparities could occur, for example, when the market for the futures contract is illiquid, when the primary market for an underlying asset is closed or when the reporting of transactions in an underlying asset has been delayed.

Swaps, Caps, Floors and Collars.    The Fund may enter into swap agreements and related caps, floors and collars. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified underlying asset exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified underlying asset falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain Risks Associated with Swaps, Caps, Floors and Collars.    Because they are two-party contracts and because they may have lengthy terms, these agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under such an agreement in the event of the default or bankruptcy of the counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code (the “Code”) may limit the Fund’s ability to use these agreements. The market for these agreements is a relatively new market and is largely unregulated. It is possible that developments in the market for these agreements, including potential government regulation, could adversely affect the Fund’s ability to terminate existing agreements or to realize amounts to be received under such agreements.

Warrants.    The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Certain Risks Associated with Warrants.    The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Short Sales.    The Fund does not intend to enter into short sales other than short sales “against the box.” In a short sale against the box, the Fund (1) enters into a short sale of a security that the Fund currently has the right to acquire through the conversion or exchange of another security that it owns, or to a lesser extent, entering into a short sale of a security that it currently owns; and (2) enters into arrangements with a broker-dealer through which such a security is sold short to receive income with respect to the proceeds of the short sale during the period the Fund’s short position remains open.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

Although it is not the Fund’s current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a Stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans of securities may also reduce the qualified dividend portion of the distributions to Stockholders.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund is managed under the direction of the Board of Directors and the Directors perform the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Committee’s responsibilities include, without limitation, (i) reviewing with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discussing with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensuring that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm independence; and (iv) considering the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. Since the Fund has been incorporated, the Committee has held one meeting.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Stockholders or by Fund management, as it deems appropriate. Stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by Stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has not held a meeting.

The Charter divides the Directors into three classes of approximately equal size. As a result of this staggered board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Directors.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“MIFA-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MIFA-Affiliate Advised Funds Overseen	Public Directorships
Gordon A. Baird, 37	Director	Since July 22, 2005	Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Group (investment management firm) since 2003. He was Director, Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (2002-2003); President and member of the Board of Directors, IBEX Capital Markets Inc. (1996-2001).	1	None

Thomas W. Hunersen, 47	Director	Since July 12, 2005	Mr. Hunersen has been a consultant since 2005. He was Head of Strategy Projects—North America, Global Wholesale Banking—Bank of Ireland, Greenwich, Connecticut (2004), Chief Executive Officer, Slingshot Game Technology Incorporated, Natick, Massachusetts (2002-2003), and Executive Vice President, General Manager, Global Head of Energy & Utilities—Global Wholesale Banking—National Australia Bank Limited (1987-2001).	1	None

Chris LaVictoire Mahai, 50	Director	Since July 12, 2005	Ms. Mahai has been Owner/Managing Member/Partner of Avenus, LLC (general management consulting) since 1999.	1	None

(1)	The address of each Director is c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street, New York, NY 10019.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Mahai is Chairman of the Audit Committee and Mr. Hunersen is Chairman of the Nominating and Corporate Governance Committee.
(3)	The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. The Board has not yet determined which directors will serve in which classes, but will do so prior to the initial public offering of the Common Shares.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the 1940 Act (the “Interested Director”) is set out below, including his or her age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in MIFA-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MIFA-Affiliate Advised Funds Overseen	Public Directorships
Oliver Yates, 40	Director	Since May 4, 2005	Co-head of the Macquarie Group’s Financial Products group and an Executive Director of Macquarie Bank Limited (July 2004—present); President of Macquarie Holdings USA (2000—July 2004).	1	None

(1)	Mr. Yates is an Interested Director because of his position as an employee of an affiliate of the Adviser.
(2)	Mr. Yates’ address is c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street, New York, NY 10019.
(3)	The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. The Board has not yet determined which directors will serve in which classes, but will do so prior to the initial public offering of the Common Shares.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jon Fitch, 40	Chief Executive Officer	Since July 2005	CEO, Macquarie Infrastructure Fund Adviser, LLC (February 2004—present); Equity Analyst, Macquarie Equities Limited (2001—2003: established Hong Kong-based research team; 1997—2000: led coverage of the Australian infrastructure and utility sector)
John Mullin, 44	Treasurer, Chief Financial Officer and Secretary	Since July 2005	CFO & Head of CAG, Macquarie Holdings (USA) Inc (September 2004—present); Executive Vice President & Chief Financial Officer, Blaylock & Partners, LP (May 2002 to August 2004); Chief Financial Officer Tucker Anthony Inc (September 1997 to April 2002)
Rose Barry, 39	Chief Compliance Officer	Since July 2005	Macquarie Holdings (USA) Inc, (May 2003—present), Associate Director and Compliance Manager; Macquarie Infrastructure Fund Adviser, LLC (February 2004—present), Chief Compliance Officer; J.P. Morgan Chase & Co. (May 2000—2003), Associate, Legal Department, Private Banking, Compliance Dept. (June 1996—2000)

(1)	The address of each Executive Officer is c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street, New York, NY 10019.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Macquarie family of funds that are overseen by the respective Director (“Supervised Macquarie Funds”) as of July 31, 2005 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Macquarie Funds
Interested Director:
Oliver Yates	None	None

Non-Interested Directors:
Gordon A. Baird	None	None
Thomas W. Hunersen	None	None
Chris LaVictoire Mahai	None	None

As of the date of this SAI, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this SAI, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Macquarie or its affiliated entities.

Compensation of Directors

Each non-interested Director of the Fund receives an annual retainer of $20,000 for his or her services to the Fund. In addition, each non-interested Director receives a fee of $2,500 for each in-person board meeting attended. The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s first full fiscal year and the aggregate compensation paid to them from all the registered MIFA-Affiliate Advised Funds for the calendar year ended December 31, 2005.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director
Gordon A. Baird	$17,500	None	$17,500
Thomas W. Hunersen	$17,500	None	$17,500
Chris LaVictoire Mahai	$17,500	None	$17,500

(1)	The Fund is newly formed, and the amounts listed are estimated for the Fund’s fiscal year ending November 30, 2005.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.

THE ADVISER

MIFA, subject to the supervision of the Fund’s Board of Directors, provides the Fund with discretionary investment services. Specifically, MIFA is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions. The Investment Management Agreement provides that MIFA will not be liable for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of MIFA’s duties under the Investment Management Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MIFA in performance of its duties under such Investment Management Agreement or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay MIFA an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets for

Total Assets of the Fund up to and including $300 million, 0.90% of the Fund’s Total Assets for Total Assets of the Fund over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets for Total Assets of the Fund over $500 million. In addition to the management fee paid to MIFA, the Fund pays all other costs and expenses of its operations, including brokerage commissions and other portfolio transaction costs; compensation of its Directors (other than those affiliated with MIFA); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; expenses of the Fund’s independent registered public accounting firm; expenses of repurchasing shares; expenses of its preparing, printing and distributing Stockholder reports, notices, proxy statements and reports to or filings with governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before the payment of dividends to Stockholders.

The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share.

Because the fee paid to the Adviser will be calculated on the basis of the Fund’s Total Assets, which include the proceeds from the issuance of preferred equity, notes or other instruments evidencing indebtedness (collectively, “Leverage Instruments”), the dollar amount of the Adviser’s fees from the Fund will be higher (and the Adviser will benefit to that extent) when leverage is utilized.

The Investment Management Agreement may be terminated, without the payment of any penalty, by either party or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice.

The Adviser shall not be liable in any way for any default, failure or defect in any security held in the Fund’s portfolio.

Board Approval of Investment Management Agreement

At a Board meeting held on July 13, 2005, all of the Directors, including the non-interested Directors, approved the Investment Management Agreement for an initial two-year term. In their consideration, the Directors took into account: (i) a presentation about the services to be rendered to the Fund by the Adviser, the experience of the person expected to serve as principal portfolio manager, the experience of the Adviser’s affiliates in advising funds and other accounts that invest in Infrastructure Assets and Infrastructure Issuers, and the fees proposed to be paid by the Fund to the Adviser; and (ii) a memorandum describing the legal duties of the Directors under the 1940 Act. The Directors also received information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other funds selected by Lipper and information prepared by Citigroup Global Markets Inc. and MIFA concerning adviser fees, administrative fees and total expenses for 66 closed-end funds generally investing in equity securities. In particular, the Directors considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser.    The Directors reviewed the services that the Adviser would provide to the Fund. The Directors discussed in detail with representatives of the Adviser the proposed management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. In addition to the investment advisory services to be provided to the Fund, the Directors considered that the Adviser also will oversee Fund service providers. The Directors discussed the Adviser’s compliance framework and considered a presentation by the Chief Compliance Officer of the Adviser and the Fund. The Directors also considered presentations by representatives of the Adviser containing an overview of the Fund and its investment strategy, and the experience of the Adviser and its affiliates, and global reputation for infrastructure investing, their track record and their organization. Based on this presentation, the Directors concluded that the services to be provided to the Fund by the Adviser under the Investment Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser.    Because the Fund is newly formed, the Directors did not consider its investment performance. However, Directors reviewed the performance of another closed-end fund for which the Adviser serves as subadviser, and discussed information provided by the Adviser with respect to the exposure of the Adviser and its affiliates to investments in Infrastructure Issuers, including through non-U.S. funds advised by affiliates of the Adviser. The Directors, recognizing that past performance does not assure future results, believed that this information demonstrated the considerable experience and expertise of the Adviser in managing investments in Infrastructure Issuers. Based on their review, the Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.    The Directors also considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, had not commenced operations as of July 13, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the profits to be realized by the Adviser from its relationship with the Fund. The Directors, however, did discuss with the Adviser the general level of its anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations. The Directors concluded that the Adviser’s anticipated profitability for managing the Fund was expected to be within the range determined by appropriate court cases to be reasonable.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.    Because the Fund is newly formed, had not commenced operations as of July 13, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized. However, the Directors noted that the proposed advisory fee schedule contained breakpoints at three levels of assets. The Directors determined that the breakpoints permitted the Fund to share in the potential benefits of economies of scale as the Fund’s assets increased. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Investment Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.    The Directors compared both the services to be rendered and the fees to be paid under the Investment Management Agreement to the services that the Adviser provides as subadviser to another registered closed-end fund and to contracts of other investment advisers with respect to other generally similar closed-end registered investment companies. When comparing the fee to be charged to the Fund by the Adviser to the fee charged to the other closed-end fund for providing sub-advisory services, the Directors considered the difference in the nature and extent of the services to be provided by the Adviser to the Fund compared to nature and extent of the sub-advisory services, and concluded that the fee differential is justified by the additional services provided to the Fund and related additional costs to the Adviser of servicing the Fund.

In reviewing the advisory fee proposed to be paid by the Fund, the Board also considered that the Fund’s use of leverage would increase the base of assets subject to the advisory fee and so would increase the advisory fee payable to the Adviser. The Board discussed in detail with the Adviser the circumstances under which the Adviser would leverage the Fund’s assets and accepted the Adviser’s explanation that the Adviser would only leverage the Fund’s assets in an attempt to enhance the Fund’s overall returns (that is, produce excess returns after the deduction of advisory fees paid on leveraged assets).

In addition, the Directors evaluated the Fund’s proposed fee schedule for advisory services as compared to the fee rate and expense ratios of the funds enumerated in the materials prepared by Lipper, MIFA and Citigroup Global Markets Inc. and concluded that the Fund’s proposed fee schedule and anticipated expense ratio were within the respective ranges borne by those other funds.

Conclusion.    No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the non-interested Directors, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. As a result, all of the Directors, including the non-interested Directors, approved the Investment Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

PORTFOLIO MANAGER

The following individual at the Adviser has the primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Since	Recent Professional Experience
Jon Fitch	2005	CEO, Macquarie Infrastructure Fund Adviser, LLC (February 2004—present); Equity Analyst, Macquarie Equities Limited (2001—2003: established Hong Kong-based research team; 1997—2000: led coverage of the Australian infrastructure and utility sector)

Other Accounts Managed.    As of June 30, 2005, Mr. Fitch is primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Type Of Account	Number of Accounts	Account Assets
Other registered investment companies	1	$208,076,339
Other pooled investment vehicles	0	$0
Other accounts	0	$0

These accounts do not pay an advisory fee that is based on the performance of an account.

Compensation.    Mr. Fitch’s compensation consists of the following elements:

Base salary.    Mr. Fitch is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, MBL. In setting the base salary for portfolio managers, MBL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.    Mr. Fitch is also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options. To encourage superior performance, the Bank has a formula driven profit share scheme for staff. The size of the profit sharing pool is determined annually by reference to the Bank’s after tax profits and its earnings over and above the estimated cost of capital. The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage. Allocations are then made to individuals within the business areas based on their performance and contribution over the year. Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders. Accordingly Mr. Fitch’s share of the profit share pool, which typically forms a substantial part of his annual cash compensation, is based on his individual performance (the assessment of which will include the Fund’s assets under management and the revenues generated by the Fund).

Mr. Fitch is also eligible to receive options. The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e. allocated on the basis of current year performance).

MBL and the Adviser believe that these incentives align the interests of Mr. Fitch and the accounts the portfolios of which he manages.

Material Conflicts of Interest.    The Adviser believes that Mr. Fitch’s simultaneous management of the Fund and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. Under the Adviser’s Trade Allocation Policy, pre-order indications received by the Adviser’s trading desk involving the same investment style will be aggregated, as appropriate, consistent with the Adviser’s obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. While circumstances may require separate transactions, the Adviser’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regard to purchases of portfolio investments.

Beneficial Ownership of Securities.    As of June 30, 2005, Mr. Fitch did not beneficially own any security issued by the Fund.

CODE OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

The Adviser has also adopted a separate code of ethics under Rule 204A-I under the Investment Advisers Act of 1940. This code sets standards for covered personnel’s conduct and, among other things, requires such personnel to make quarterly transaction reports and annual holdings reports with respect to their investments in securities.

PROXY VOTING PROCEDURES

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Directors is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Adviser. The Adviser has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Adviser reviews ISS recommendations and frequently will follow the ISS recommendations. However, on selected issues, the Adviser may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If the Adviser manages the assets of a company or its pension plan and any of the Adviser’s clients hold any securities in that company, the Adviser will vote proxies relating to that company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser will review the request and inform the Fund only if the Adviser is not able to follow the Fund’s request.

The Adviser has also adopted the ISS Proxy Voting Guidelines, a current copy of which is attached as Appendix B. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser’s general voting policies.

Information about how the Fund will vote proxies relating to portfolio securities will be available without charge by calling 1-800-910-1434 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the portion of the Fund under its management and for the placement of the applicable part of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. If approved by the Fund’s Board of Directors, the Adviser may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts managed by the Advisor; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) it advises. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Directors, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of Common Shares in the open market or in private transactions, the making of a tender offer for Common Shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Directors may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Directors in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Directors regarding the potential impact of any such share repurchase program or tender offer and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund’s Common Shares trade below NAV, the Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Stockholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Directors may determine that, in the interest of the Fund and its Stockholders, no action should be taken.

Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Stockholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund’s expenses and reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Directors at the time they consider such issue, it is the Directors’ present policy, which may be changed by the Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of Stockholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Stockholders if shares were repurchased. The Directors may in the future modify these conditions in light of experience with respect to the Fund.

Conversion to an open-end company would require the approval of the holders of at least 80 percent of the Fund’s shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of 80 percent of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of 80 percent of the Directors. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. If the Fund converted to an open-end company, the Fund’s Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Directors may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Total Assets which would likely have the effect of increasing the Fund’s expense ratio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audit and report on the Fund’s annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at August 22, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

August 22, 2005

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

FINANCIAL STATEMENT

STATEMENT OF NET ASSETS

August 22, 2005

ASSETS:
Cash	$100,012

NET ASSETS
COMPONENTS OF NET ASSETS:
Paid in capital	$100,012

NET ASSETS (4,189 Shares of common stock outstanding, par value of $0.001 per share, 100,000,000 shares authorized)	$100,012

Net asset value per share	$23.875

NOTES TO STATEMENT OF NET ASSETS

NOTE 1 - ORGANIZATION

The Macquarie Global Infrastructure Total Return Fund Inc, (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund has had no operations to date other than matters relating to its organization and the sale and issuance of 4,189 shares of beneficial interest to Macquarie Infrastructure Fund Adviser, LLC (“MIFA” or the “Adviser”) at an aggregate purchase price of $100,012.

The Adviser has agreed to pay the Fund’s organizational expenses of approximately $55,000 as well as the amount by which the Fund’s Common Share offering expenses (other than sales load) exceed $0.05 per Common Share. The Fund’s offering expenses are estimated to be $933,719 assuming 20,800,000 shares of common stock are sold in the Fund’s initial public offering. Offering expenses will be charged to paid-in capital at the time such shares of common stock are issued. In the event Fund shares are not issued in a public offering, the Adviser has agreed to pay all offering expenses. If the actual total offering expenses of the Fund are less than $0.05 per Common Share, the Fund will be charged the actual total costs incurred. The actual number of shares that are sold in the initial public offering, and associated offering expenses, may differ from the above estimates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES AND TAXES

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The Fund intends to elect to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income annually to its shareholders. As such, the Fund will not incur federal income taxes.

NOTE 3 - INVESTMENT ADVISORY AGREEMENT

MIFA will serve as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund and will be responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MIFA will also be responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MIFA receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, includes the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

Notes.    A Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1

Highest credit quality.    Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.    A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.    The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.    Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.    Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Appendix B

Proxy Voting Guidelines

2005 ISS Proxy Voting Guidelines Summary

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations